Supplement dated May 1, 2019
to the Prospectuses dated May 1, 2019 for
Protective Dimensions
Protective Dimensions III
Protective Values
Protective Values Advantage
Protective Variable Annuity Investors Series
Protective Variable Annuity Investors Series ADV
Protective Variable Annuity II B Series
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

On January 11, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization ("Reorganization") to reorganize the Oppenheimer family of funds ("Merging Funds") into corresponding, newly formed funds in the Invesco family of funds ("Acquiring Funds"), as listed below. After the Reorganization, Invesco Advisers, Inc. will serve as the investment adviser for the Acquiring Funds. On April 12, 2019, shareholders of record of each Merging Fund approved the Reorganization. The Reorganization will be effective on or about May 24, 2019 ("Merger Date").

Each Acquiring Fund will have same investment objectives and substantially similar principal investment strategies and risks as the corresponding Merging Fund. In addition, the advisory fee or total fund operating expenses of each Acquiring Fund will be the same or less than the corresponding Merging Fund.

Merging Funds	Acquiring Funds
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series I)
Oppenheimer Capital Appreciation Fund/VA SC	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)
Oppenheimer Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund (Series I)
Oppenheimer Global Fund/VA SC	Invesco Oppenheimer V.I. Global Fund (Series II)
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series I)
Oppenheimer Global Strategic Income Fund/VA SC	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series II)
Oppenheimer Government Money Fund/VA	Invesco Oppenheimer V.I. Government Money Fund
Oppenheimer Main Street Fund/VA	Invesco Oppenheimer V.I. Main Street Fund (Series I)
Oppenheimer Main Street Fund/VA SC	Invesco Oppenheimer V.I. Main Street Fund (Series II)

Prior to the Merger Date, you may transfer any Contract Value that is invested in the Sub-Accounts that invest in the Merging Funds ("Merging Fund Sub-Accounts") to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future Purchase Payments to the Merging Fund Sub-Accounts, you should provide us new allocation instructions prior to the Merger Date. If we do not receive new allocation instructions, your current instructions will be updated to reflect the Sub-Accounts that invest in the Acquiring Funds ("Acquiring Fund Sub-Accounts") after the Merger Date.

Effective after the close of business on or about May 24, 2019, the following changes will occur:

•  Any Contract Value allocated to the Merging Fund Sub-Accounts will be automatically transferred into the corresponding Acquiring Fund Sub-Accounts;

•  Transfers of Contract Value into the Merging Fund Sub-Accounts will no longer be accepted after the Merger Date; and

•  Program enrollments (dollar cost averaging, Portfolio Rebalancing and automatic withdrawal plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Fund Sub-Accounts, unless you provide us with new allocation instructions prior to the Merger Date.

Upon completion of the Reorganization, all references to the Merging Funds in the prospectus are deleted and replaced with the Acquiring Funds. Following the Reorganization, the Acquiring Funds will be available as investment options under your Contract.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

PROSPECTUS
May 1, 2019

Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the ProtectiveValues Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans. We do not currently offer the Contract to new purchasers.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account. The value of your Contract that is allocated to the Sub-Account will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts. If you purchase the SecurePay rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.") The Sub-Accounts invest in the following Funds:

American Funds Insurance Series®

IS Asset Allocation Fund, Class 2

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series II(1)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II(2)

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II(1)

Invesco V.I. Mid Cap Growth Fund, Series II

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Equity-Income Portfolio, SC2(1)

VIP Freedom 2015 Portfolio, SC2(1)

VIP Freedom 2020 Portfolio, SC2(1)

VIP Growth Portfolio, SC2(1)

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust(3)

Growth Opportunities Fund, Service Class

International Equity Insights Fund, Service Class

Large Cap Value Fund, Service Class

Mid Cap Value Fund, Service Class

Small Cap Equity Insights Fund, Service Class(1)

Strategic Growth Fund, Service Class

U.S. Equity Insights Fund, Service Class(1)

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Classic Stock Portfolio, Value Class(4)

Fundamental Equity Portfolio, Value Class

Growth and Income Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

International Opportunities Portfolio, Value Class(4)

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance Trust(5)

MFS® Growth Series, SS

MFS® Investors Trust Series, SS

MFS® New Discovery Series, SS

MFS® Research Series, SS

MFS® Total Return Bond Series, SS

MFS® Total Return Series, SS

MFS® Utilities Series, SS

MFS® Value Series, SS

MFS® Variable Insurance Trust II(5)

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(6)

Morgan Stanley Variable Insurance Fund, Inc.

VIF Global Real Estate Portfolio, Class II

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, SS

Discovery Mid Cap Growth Fund/VA, SS(1)

Global Fund/VA, SS

Global Strategic Income Fund/VA, SS

Government Money Fund/VA

Main Street Fund/VA, SS

PIMCO Variable Insurance Trust

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

(1) Not available for Contracts purchased on or after November 2, 2009.

(2) Not available for Contracts purchased on or after May 1, 2011.

(3) Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are only available to Contracts issued before May 1, 2008. Service Class shares of the Funds are available to Contracts issued on or after May 1, 2008.

(4) The Board of Directors of the Lord Abbett Series Fund, Inc. has decided to liquidate the Portfolio with the liquidation scheduled to occur on or about August 1, 2019 (the “Liquidation Date”). Please note that if you have Contract Value in the Sub-Account that invests in the Portfolio on the Liquidation Date, we will automatically transfer that Contract Value to the Sub-Account that invests in the Oppenheimer Government Money Fund/VA. We will provide more information on the effect the liquidation will have on your ability to allocate Purchase Payments and Contract Value to the Sub-Account that invests in the Portfolio and your investment in the Sub-Account before the Liquidation Date as it becomes available.

(5) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

(6) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Funds (“Reports”) unless you specifically request paper copies from us. Instead, the Reports will be available on a website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-855-920-9713. Your election to receive the Reports in paper will apply to all Funds available with your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-855-920-9713.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract.The Statement of Additional Information, which has been filed with the Securities and Exchange Commission ("SEC"), contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this Prospectus carefully. Investors should keep a copy for future reference.

The ProtectiveValues Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PRO.VALUES.0519

TABLE OF CONTENTS

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
THE GUARANTEED ACCOUNT
DEATH BENEFIT
GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Administration Charge
     Death Benefit Fee
     SecurePay Fee
     Transfer Fee
     Contract Maintenance Fee
     Fund Expenses
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Partial and Full Surrenders
     Taxation of Annuity Payments
     Tax Consequences of SecurePay Rider
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     SecurePay
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: Example Of Death Benefit Calculations
APPENDIX B: Example Of Surrender Charge Calculation
APPENDIX C: Explanation Of The Variable Income Payment Calculation
APPENDIX D: Condensed Financial Information
APPENDIX E: Example of SecurePay Rider With The SecurePay Advantage Benefit
APPENDIX F: The SecurePay R72 Benefit (Not Available On or After May 1, 2009)
APPENDIX G: Example of SecurePay Rider (without the SecurePay R72 Benefit)For Contract Owners Who Purchased the Rider Before May 1, 2009
APPENDIX H: Example of SecurePay Rider with the SecurePay R72 BenefitFor Contract Owners Who Purchased the Rider Before May 1, 2009
APPENDIX I: PrincipalBack Annuitization BenefitFor Contracts Purchased Before May 1, 2007

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Administrative Office:   Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Allocation Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annual Withdrawal Amount or AWA:   The maximum amount that may be withdrawn from the Contract under a SecurePay rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.

Annuity Commencement Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Benefit Election Date:   The date you choose to start your SecurePay Withdrawals.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The ProtectiveValues Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value:   Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

Covered Person:   The person or persons upon whose lives the benefits of the SecurePay rider, as applicable, are based. There may not be more than two Covered Persons.

DCA:   Dollar cost averaging.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Due Proof of Death:   Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Effective Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Excess Withdrawals:   Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under your SecurePay rider.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account, the DCA Fixed Accounts and any other Allocation Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Monthly Anniversary Day:   The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk:   The value of the death benefit minus the Contract Value.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Prohibited Allocation Instruction:   An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain your SecurePay rider. If we receive a Prohibited Allocation Instruction, we will terminate your SecurePay rider.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Rider Issue Date:   The date a SecurePay rider is issued.

Sub-Account:   A separate division of the Variable Account.

Valuation Day:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Day and ends at the close of regular trading on the next Valuation Day. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)(1)	7%
Transfer Fee(2)	$25
SecurePay Medical Evaluation Fee(3)	$300
Premium Tax(4)	3.5%

(1) The surrender charge declines over time. Total surrender charges will not exceed 9% of aggregate Purchase Payments. (See "CHARGES AND DEDUCTIONS.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

(3) This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. However, if an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. State variations may apply. See "SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

	Contracts Issued On or After 5/1/10	Contracts Issued From 5/1/09 to 4/30/10	Contracts Issued Before 5/1/09
Mortality and Expense Risk Charge	1.15%	1.10%	1.00%
Administration Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses (without death benefit fee)	1.25%	1.20%	1.10%

Optional Benefit Charges

Monthly Death Benefit Fee(2)CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
For Contracts Issued On or After May 1, 2009:
Maximum Anniversary Value Death Benefit	0.20%
For Contracts Issued On or After July 1, 2005 But Before May 1, 2009:
Maximum Anniversary Value Death Benefit	0.30%
Return of Purchase Payments Death Benefit	0.10%
For Contracts Issued Before July 1, 2005:	N/A

ValuPay Fee(3) (annual dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
For Contracts Issued On or After May 1, 2009:	N/A
For Contracts Issued Before May 1, 2009:
Return of Purchase Payments Death Benefit	Maximum: (age 95 or more)	$227.28 ($18.94 per month)
	Fee at age 60	$6.00 ($0.50 per month)
	Minimum: (age 50 or less)	$3.00 ($0.25 per month)
Maximum Anniversary Value Death Benefit	The ValuPay Fee is not available for this death benefit.

Optional Guaranteed Lifetime Withdrawal BenefitMonthly SecurePay Fee(4)(5) (as an annualized percentage of the Benefit Base(6) on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)SecurePay riders issued on or after May 1, 2009(7)
	Maximum	Current(8)
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	1.10%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTime option	1.60%	1.20%

SecurePay riders issued before May 1, 2009:(7)(9)
	Maximum	Current(8)
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	1.10%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime option	1.60%	1.20%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 or more. (See "CHARGES AND DEDUCTIONS.")

(2) There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit will equal the greater of (i) the Contract Value, or (ii) the aggregate Purchase Payments less an adjustment for each partial surrender provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The Maximum Anniversary Value Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest anniversary value of the Contract before the Owner's 80th birthday. For more information on these death benefit values and how they are calculated, please see the "DEATH BENEFIT" section of this Prospectus. If your Contract is issued on or after May 1, 2009, we will assess the CoverPay Fee if you purchase the Maximum Anniversary Value Death Benefit; there is no death benefit fee for the Return of Purchase Payments Death Benefit. If your Contract was issued before May 1, 2009, but on or after July 1, 2005, you elected either the CoverPay Fee or, for the Return of Purchase Payments Death Benefit only, the ValuPay Fee. If your Contract was purchased before July 1, 2005, only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for the death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee). The asset-based fee is equal, on an annual basis, to 0.15% of your average Contract Value measured on each Monthly Anniversary Day. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.")

(3) The ValuPay fee is based on the Net Amount at Risk and the oldest Owner's age. If the Net Amount at Risk remains the same, the ValuPay fee will increase over time as the age of the oldest Owner increases. (See "CHARGES AND DEDUCTIONS, ValuPay Fee.")

(4) The SecurePay rider is not available with Contracts purchased before May 1, 2007.

(5) We deduct the fee for the SecurePay rider monthly from your Contract Value in the Sub-Accounts of the Variable Account on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is not deducted from your Contract Value in the DCA Fixed Accounts. For more information about the SecurePay Fee, our right to increase the fee in the future and your right to not elect such increases, see "GUARANTEED LIFE WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION"; and "APPENDIX F: THE SECUREPAY R72 BENEFIT (NOT AVAILABLE ON OR AFTER MAY 1, 2009)."

(6) The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. On the Rider Effective Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION" in this Prospectus.

(7) Effective May 1, 2009, the following changes were made to the SecurePay rider: 1) an additional SecurePay feature — the SecurePay Advantage Benefit — is available for purchase with the SecurePay rider for an increased fee; and 2) SecurePay riders issued on and after May 1, 2009 without the SecurePay Advantage Benefit will have a different Maximum Withdrawal Percentage and a lower SecurePay Fee than riders issued before May 1, 2009.

(8) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

(9) Effective May 1, 2009, the SecurePay R72 Benefit (which was only available for Contracts purchased on or after May 1, 2008) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay R72 Benefit, please see "APPENDIX F: THE SECUREPAY R72 BENEFIT (NOT AVAILABLE ON OR AFTER MAY 1, 2009)."

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2018. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses(*)	0.35%	-	1.64%
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including the highest Variable Account charges (i.e., those in effect as of May 1, 2010), owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit), and both maximum and minimum Total Annual Fund Operating Expenses. Please note that while election of the Maximum Anniversary Value Death Benefit is assumed in the following examples, under certain circumstances, the ValuPay fee for the Return of Purchase Payments Death Benefit may be more expensive for Contracts issued before May 1, 2009, depending on the oldest Owner's age and the Net Amount at Risk. The examples include a persistency reward of 0.40% of Contract Value that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. The examples assume that all the Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

  The first example assumes that you purchased the SecurePay rider with the SecurePay Advantage Benefit under the RighTime option at the maximum charge.
  The second example assumes that you purchased the SecurePay rider with the SecurePay Advantage Benefit under the RightTime option at the current charge.
  The third example assumes that you have not purchased the SecurePay rider.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

  If you purchased the SecurePay rider with the SecurePay Advantage Benefit selected under the RightTime option (reflecting the maximum charge):

    If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1130	$2062	$2935	$5369
Minimum Fund Expenses	$1014	$1720	$2369	$4266

      If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$501	$1525	$2581	$5369
Minimum Fund Expenses	$377	$1162	$1990	$4266

      If you purchased the SecurePay rider with the SecurePay Advantage Benefit selected under the RightTime option (reflecting the current charge):

        If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1093	$1946	$2736	$4931
Minimum Fund Expenses	$977	$1603	$2164	$3803

          If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$461	$1403	$2373	$4931
Minimum Fund Expenses	$337	$1038	$1776	$3803

          If you have not purchased the SecurePay rider:

            If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$981	$1604	$2144	$3636
Minimum Fund Expenses	$865	$1254	$1552	$2422

              If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$342	$1039	$1756	$3636
Minimum Fund Expenses	$217	$667	$1139	$2422

            (*) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date." Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Commencement Date.

            Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

            SUMMARY

            The Contract

            What is the ProtectiveValues Variable Annuity Contract?

            The ProtectiveValues Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.") In certain states the Contract is offered as a group contract to eligible persons. If you purchase an interest in a group Contract, you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder.

            How may I purchase a Contract?

            Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

            Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

            What are the Purchase Payments?

            The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract ($2,000 for a Qualified Contract). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase plan. If you purchase a SecurePay rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract.

            If you purchase a SecurePay rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION".) We reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

            Can I cancel the Contract?

            You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

            Can I transfer amounts in the Contract?

            Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

            After the Annuity Commencement Date, if you have selected variable income payments, you may transfer amounts among the Sub-Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

            We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year. We also reserve the right to limit the number of transfers to no more than 12 per Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") For purposes of calculating the number of transfers, we treat instructions received on the same business day as a single transfer without regard to the number of Sub-Accounts involved. If you purchase the SecurePay rider, your options for transferring Contract Value among the Investment Options will be restricted in accordance with the rider's Allocation Guidelines and Restrictions. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

            Can I surrender the Contract?

            Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Partial Surrenders.") Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See "FEDERAL TAX MATTERS.")

            What happens when the Owner dies?

            In the event of the Owner's death, all automatic transfer programs under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. (See "Dollar Cost Averaging" and "Portfolio Rebalancing.")

            Is there a death benefit?

            If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner at our Administrative Office. (See "DEATH BENEFIT.")

            For Contracts issued on or after May 1, 2009, the Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee (the CoverPay Fee), but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.")

            For Contracts issued on or after July 1, 2005 but before May 1, 2009, you were allowed to select either: (1) the Return of Purchase Payments Death Benefit with the CoverPay Fee or the ValuPay Fee; or (2) the Maximum Anniversary Value Death Benefit with the CoverPay Fee.

            For Contracts issued before July 1, 2005, only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for this death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee).

            What is the persistency reward?

            On each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date, we will add to your Contract Value an amount equal to 0.40% of your Contract Value on that Contract Anniversary. We will allocate the reward to the Allocation Options according to your current Purchase Payment allocation instructions. Contracts purchased before May 1, 2006 offered a persistency reward equal to 0.50% of your Contract Value.

            What is the SecurePay rider?

            The SecurePay rider (available only with Contracts issued on or after May 1, 2007) guarantees the right to make withdrawals based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance. These withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches age 59-1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA. All withdrawals will reduce the Contract Value and the death benefit under the Contract.

            Under the rider, your options for allocating Purchase Payments and Contract Value will be restricted, as you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay rider are probably not appropriate for you. We charge an additional fee if you purchase the SecurePay rider. If you elect the SecurePay rider, you will begin paying this fee as of the date the SecurePay rider is issued. You may not cancel the SecurePay rider for the first ten years following the date of its issue.

            Note: We do not accept Purchase Payments after the Benefit Election Date. Also, effective on or after March 1, 2016, we do not accept Purchase Payments received two years or more after the Rider Issue Date. Accordingly, you may not make Purchase Payments after the Benefit Election Date, or two years or more after the Rider Issue Date, whichever comes first.

            Depending upon when you purchased your Contract, you may choose between two versions of the SecurePay rider.

              The basic SecurePay rider is available with Contracts purchased on or after May 1, 2007. Your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.
              The SecurePay rider with the SecurePay Advantage Benefit is available for an increased SecurePay Fee with Contracts purchased on or after May 1, 2009. Like the basic SecurePay rider, the SecurePay Advantage Benefit provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. However, the SecurePay Advantage Benefit also provides for potential increases in the Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

            (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            Also effective May 1, 2009, the SecurePay R72 Benefit is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay R72 Benefit, please see Appendix F: THE SECUREPAY R72 BENEFIT (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

            What is the RightTime Option?

            You may elect the SecurePay rider at the time you purchase your Contract, or you may purchase this rider at a later date under our RightTime option so long as you satisfy the rider age requirements and the rider is still available for sale. If you purchase a rider under the RightTime option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher if you exercise the RightTime option to elect a rider than if you elect the rider when you purchase your Contract. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            What Annuity Options are available?

            Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS.")

            Is the Contract available for qualified retirement plans?

            You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

            Protective no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

            Where may I find financial information about the Sub-Accounts?

            You may find financial information about the Sub-Accounts in Appendix D to this Prospectus and in the Statement of Additional Information.

            Other contracts

            We issue other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their sub-accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

            Federal Tax Status

            Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS.")

            THE COMPANY, VARIABLE ACCOUNT AND FUNDS

            Protective Life Insurance Company

            The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2018, Protective Life had total assets of approximately $89.4 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of The Dai-ichi Life Insurance Company, Limited (“Dai-ichi”). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2018, PLC had total assets of approximately $89.9 billion.

            Protective Variable Annuity Separate Account

            The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

            Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

            This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

            If you select the SecurePay rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with the rider's Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            Administration

            Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

            The Funds

            The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the investment companies listed below.

Fund	Fund Manager/ Investment Adviser	Subadvisor(s)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
American Funds Insurance Series	Capital Research and Management Company
Fidelity Variable Insurance Products	Fidelity Management and Research Company	FMR Co., Inc. Strategic Advisors, Inc. Fidelity Investments Money Management, Inc.
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc. (Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund)

            Franklin Advisory Services, LLC (Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund)

            Franklin Mutual Advisers, LLC(Franklin Mutual Shares VIP Fund)

            Templeton Investment Counsel, LLC(Templeton Foreign VIP Fund)

Templeton Global Advisors Limited (Templeton Growth VIP Fund)
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Invesco V.I. Balanced Risk Alloction Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC;
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management

Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC

            Shares of the Funds are offered only to:

              the Variable Account;
              other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
              separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
              certain qualified retirement plans.

            For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

            American Funds Insurance Series®

            IS Asset Allocation Fund, Class 2

            The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

            AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

            Invesco V.I. American Franchise Fund, Series II Shares(1)

            This Fund's investment objective is to seek capital growth.

            Invesco V.I. American Value Fund, Series II Shares

            This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

            Invesco V.I. Balanced Risk Allocation Fund, Series II Shares(2)

            The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

            Invesco V.I. Comstock Fund, Series II Shares

            This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

            Invesco V.I. Equity and Income Fund, Series II Shares

            This Fund's investment objectives are both capital appreciation and current income.

            Invesco V.I. Government Securities Fund, Series II Shares

            The Fund's investment objective is total return, comprised of current income and capital appreciation.

            Invesco V.I. Growth and Income Fund, Series II Shares

            This Fund's investment objective is to seek long-term growth of capital and income.

            Invesco V.I. International Growth Fund, Series II Shares(1)

            This Fund's investment objective is long-term growth of capital.

            Invesco V.I. Mid Cap Growth Fund, Series II Shares

            This Fund's investment objective is to seek capital growth.

            Fidelity® Variable Insurance Products

            VIP Contrafund® Portfolio, Service Class 2

            This Fund seeks long-term capital appreciation.

            VIP Equity-Income Portfolio, Service Class 2(1)

            This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

            VIP Freedom 2015 Portfolio, Service Class 2(1)

            This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

            VIP Freedom 2020 Portfolio, Service Class 2(1)

            This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

            VIP Growth Portfolio, Service Class 2(1)

            This Fund seeks to achieve capital appreciation.

            VIP Index 500 Portfolio, Service Class 2

            This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

            VIP Investment Grade Bond Portfolio, Service Class 2

            This Fund seeks as high a level of current income as is consistent with the preservation of capital.

            VIP Mid Cap Portfolio, Service Class 2

            This Fund seeks long-term growth of capital.

            Franklin Templeton Variable Insurance Products Trust

            Franklin Flex Cap Growth VIP Fund, Class 2

            This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

            Franklin Income VIP Fund, Class 2

            This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

            Franklin Mutual Shares VIP Fund, Class 2

            This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

            Franklin Rising Dividends VIP Fund, Class 2

            This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

            Franklin Small Cap Value VIP Fund, Class 2

            This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

            Franklin Small-Mid Cap Growth VIP Fund, Class 2

            This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

            Franklin U.S. Government Securities VIP Fund, Class 2

            This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

            Templeton Foreign VIP Fund, Class 2

            This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

            Templeton Global Bond VIP Fund, Class 2

            This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

            Templeton Growth VIP Fund, Class 2

            This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

            Goldman Sachs Variable Insurance Trust

            Each Sub-Account investing in the Institutional Class of the Goldman Sachs Fund is only available to Contracts issued before May 1, 2008.

            Growth Opportunities Fund, Service Class

            This Fund seeks long-term growth of capital.

            International Equity Insights Fund, Service Class

            This Fund seeks to achieve long-term growth of capital.

            Large Cap Value Fund, Service Class

            This Fund seeks long-term capital appreciation.

            Mid Cap Value Fund, Service Class

            This Fund seeks long-term capital appreciation.

            Small Cap Equity Insights Fund, Service Class(1)

            This Fund seeks long-term growth of capital.

            Strategic Growth Fund, Service Class

            This Fund seeks long-term growth of capital.

            U.S. Equity Insights Fund, Service Class(1)

            This Fund seeks long-term growth of capital.

            Legg Mason Partners Variable Equity Trust

            ClearBridge Variable Mid Cap Portfolio, Class II

            This Fund seeks long-term growth of capital.

            ClearBridge Variable Small Cap Growth Portfolio, Class II

            This Fund seeks long-term growth of capital.

            Lord Abbett Series Fund, Inc.

            Bond-Debenture Portfolio, Value Class

            The Fund seeks to deliver high current income and long-term growth of capital by investing primarily in a variety of fixed income securities and select equity-related securities.

            Calibrated Dividend Growth Portfolio, Value Class

            The Fund seeks to deliver total return by investing primarily in stocks of large U.S. companies that have a history of increasing their dividends.

            Classic Stock Portfolio, Value Class(3)

            The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

            Fundamental Equity Portfolio, Value Class

            The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.

            Growth and Income Portfolio, Value Class

            The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

            Growth Opportunities Portfolio, Value Class

            The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

            International Opportunities Portfolio, Value Class(3)

            The Fund seeks to deliver a high level of total return by investing primarily in stocks of small to mid-sized international companies.

            Mid-Cap Stock Portfolio, Value Class

            The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

            MFS® Variable Insurance Trust(4)

            MFS® Growth Series, Service Class Shares

            This Fund's investment objective is to seek capital appreciation.

            MFS® Investors Trust Series, Service Class Shares

            This Fund's investment objective is to seek capital appreciation.

            MFS® New Discovery Series, Service Class Shares

            This Fund's investment objective is to seek capital appreciation.

            MFS® Research Series, Service Class Shares

            This Fund's investment objective is to seek capital appreciation.

            MFS® Total Return Bond Series, Service Class Shares

            This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

            MFS® Total Return Series, Service Class Shares

            This Fund's investment objective is to seek total return.

            MFS® Utilities Series, Service Class Shares

            This Fund's investment objective is to seek total return.

            MFS® Value Series, Service Class Shares

            This Fund's investment objective is to seek capital appreciation.

            MFS® Variable Insurance Trust II(4)

            MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(5)

            This Fund's investment objective is to seek capital appreciation.

            Morgan Stanley Variable Insurance Fund, Inc.

            VIF Global Real Estate Portfolio, Class II

            Seeks current income and capital appreciation.

            Oppenheimer Variable Account Funds

            Capital Appreciation Fund/VA, Service Shares

            This Fund seeks capital appreciation.

            Discovery Mid Cap Growth Fund/VA, Service Shares(6)

            This Fund seeks capital appreciation.

            Global Fund/VA, Service Shares

            This Fund seeks capital appreciation.

            Global Strategic Income Fund/VA, Service Shares

            This Fund seeks total return.

            Government Money Fund/VA

            This Fund seeks income consistent with stability of principal.

            You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

            Main Street Fund/VA, Service Shares

            This Fund seeks capital appreciation.

            PIMCO Variable Insurance Trust

            Long-Term US Government Portfolio, Advisor Class

            This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

            Low Duration Portfolio, Advisor Class

            This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

            Real Return Portfolio, Advisor Class

            This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

            Short-Term Portfolio, Advisor Class

            This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

            Total Return Portfolio, Advisor Class

            This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

            Royce Capital Fund

            Micro-Cap Fund, Service Class

            This Fund seeks long-term growth of capital.

            Small-Cap Fund, Service Class

            This Fund seeks long-term growth of capital.

            (1) Not available for Contracts purchased on or after November 2, 2009.

            (2) Not available for Contracts purchased on or after May 1, 2011.

            (3) The Board of Directors of the Lord Abbett Series Fund, Inc. has decided to liquidate the Portfolio with the liquidation scheduled to occur on or about August 1, 2019 (the “Liquidation Date”). Please note that if you have Contract Value in the Sub-Account that invests in the Portfolio on the Liquidation Date, we will automatically transfer that Contract Value to the Sub-Account that invests in the Oppenheimer Government Money Fund/VA. We will provide more information on the effect the liquidation will have on your ability to allocate Purchase Payments and Contract Value to the Sub-Account that invests in the Portfolio and your investment in the Sub-Account before the Liquidation Date as it becomes available.

            (4) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

            (5) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

            (6) Not available for Contracts purchased on or after November 2, 2009.

            There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment adviser. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

            Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

            Selection of Funds

            We select the Funds offered through the Contracts based on several criteria, including the following:

              asset class coverage,
              the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
              performance,
              the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

            Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

            Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

            Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

            Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.

            The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds, and the marketability of individual Funds and Fund families. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

            The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a Model Portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

            The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

              Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
              Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
              Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
              Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

            Other Information about the Funds

            Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

            Certain Payments We Receive with Regard to the Funds

            We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

            12b-1 Fees.  We and our affiliate, IDI, the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

            Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity® Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
American Funds Insurance Series	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
Morgan Stanley Variable Insurance Fund, Inc.	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

            Payments from Advisers and/or Distributors.  As of the date of this Prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets other than 12b-1 fees. These payments are not paid out of Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

            Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

            Certain Payments We Make with Regard to the Funds

            We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Asset Allocation Fund for the services it provides in marketing this Fund's shares in connection with the Contracts.

            For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION OF THE CONTRACTS."

            Addition, Deletion or Substitution of Investments

            Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this Prospectus or a supplement to the Prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

            Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

            If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

            DESCRIPTION OF THE CONTRACT

            The following sections describe the Contracts currently being offered.

            The Contract

            The ProtectiveValues Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract. If you are issued a certificate, you also will receive a copy of the Contract, and you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder. See "Parties to the Contract" below.

            Use of the Contract in Qualified Plans

            You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Protective no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features.

            You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

            Parties to the Contract

            Owner

            The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners, however, Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who may be nonnatural persons, age restrictions apply to the Annuitant.

            The Owner of this Contract may be changed by Written Notice provided:

              each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and
              each new Owner's 95th birthday is on or after the Annuity Commencement Date.

            For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.") If you select the SecurePay rider, changing and/or adding Owners may result in termination of the rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            Beneficiary

            The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.

            Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

            Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

            If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

            Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            Annuitant

            The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

            The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

            Payee

            The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

            Issuance of a Contract

            To purchase a Contract, you must have submitted certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life has reserved the right to accept or decline a request to issue a Contract for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

            If the necessary application information for a Contract accompanied the initial Purchase Payment, we allocated the initial Purchase Payment (less any applicable premium tax) to the Allocation Options as you directed on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office. If we did not receive the necessary application information, Protective Life retained the Purchase Payment for up to five business days while it attempted to complete the information. If the necessary application information was not complete after five business days, Protective Life informed the applicant of the reason for the delay and returned the initial Purchase Payment immediately unless the applicant specifically consented to Protective Life retaining it until the information was complete. Once the information was complete, we allocated the initial Purchase Payment to the appropriate Allocation Options within two business days.

            Purchase Payments

            We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum initial Purchase Payment is $5,000 ($2,000 for Qualified Contracts). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment. If you select the SecurePay rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.") These restrictions could prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer sponsored retirement plan or an IRA. Accordingly, you should consider whether the Contract and/or the rider is appropriate for you. (See "QUALIFIED RETIREMENT PLANS.")

            Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

            The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.

            We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contract or the riders under the Contract. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contract. We will give written notice at least five (5) days before any changes regarding Purchase Payment limitations, or the allocation of Purchase Payments go into effect.

            Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Fixed Account. You may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders.") If you purchase the SecurePay rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. Upon receipt of Due Proof of Death of the Owner at our Administrative Office, the Company will terminate deductions under the automatic purchase payment plan.

            We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

            Right to Cancel

            You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted under state law, Protective Life will refund the Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

            For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Oppenheimer Government Money Fund/VA Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

            Allocation of Purchase Payments

            Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

            Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

            If you select the SecurePay rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with the rider's Allocation Guidelines and Restrictions. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            Variable Account Value

            Sub-Account Value

            A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account, any Contract Value transferred to the Sub-Account and any persistency reward allocated to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

            The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

            Determination of Accumulation Units

            Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

            Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

              surrenders and applicable surrender charges;
              partial surrenders and applicable surrender charges;
              partial automatic withdrawals;
              transfer from a Sub-Account and any applicable transfer fee;
              payment of a death benefit claim;
              application of the Contract Value to an Annuity Option; and
              deduction of the monthly death benefit fee, the monthly SecurePay Fee, and the annual contract maintenance fee.

            Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay Fee, and the annual contract maintenance fee are canceled without notice or instruction.

            Determination of Accumulation Unit Value

            The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

            Net Investment Factor

            The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

              is the result of:
                the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
              is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
              is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

            Persistency Reward

            Beginning on the eighth Contract Anniversary and continuing on each Contract Anniversary thereafter until the Annuity Commencement Date, we will add a persistency reward of 0.40% of your Contract Value to your Contract Value. We will apply the reward in the next valuation period after your Contract Anniversary. We will allocate the reward to the Allocation Options according to your Purchase Payment allocation instructions in effect when we apply the reward. Once we credit the reward to your Contract Value, it is yours to keep. We will not take back the reward. Contracts purchased before May 1, 2006 have a persistency reward of 0.50% of Contract Value. When we receive Due Proof of Death of the Owner at our Administrative Office, the persistency reward will cease, except where the deceased Owner's surviving spouse is the sole Beneficiary and elects to continue the Contract and become the new Owner, in lieu of receiving the Death Benefit.

            There is no specific charge for providing the reward. We pay for the reward from our surplus, which reflects revenues from multiple sources, including the annual contract maintenance fee, the mortality and expense risk charge, the administration charge, the surrender charges and the death benefit fee. These fees and charges are expected to produce a profit or return to our surplus in addition to covering the cost of issuing and administering the Contract.

            The reward is not a waiver or reduction of any Contract fees and charges, though it has a similar effect on Contract Value and is reflected in this manner in the expense examples. See Example of Charges following the Fees and Expenses tables.

            Transfers

            Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received in "good order" at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Onwer(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

            After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

            If you select the SecurePay rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with the rider's Allocation Guidelines and Restrictions. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death at our Administrative Office.

            A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio rebalancing, or both, subject to the terms and conditions set forth in this Prospectus.

            Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”

            How to Request Transfers

            Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

            Reliability of Communications Systems

            The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us at our Administrative Office.

            Limitations on Transfers

            We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.

            Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

            Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

            Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

            Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

            When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

              Increased brokerage, trading and transaction costs;
              Disruption of planned investment strategies;
              Forced and unplanned liquidation and portfolio turnover;
              Lost opportunity costs; and
              Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

            In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account.

            We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

            When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

            In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

            Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

            We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

            Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

            Dollar Cost Averaging

            Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA fixed account to any Sub-Account of the Variable Account. If you purchased your Contract before May 1, 2006 you also have the option of making these transfers on a quarterly basis. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

            You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

            There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue dollar cost averaging upon Written Notice to the Owner.

            Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period and frequency of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or, if your Contract was purchased before May 1, 2006, quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

            The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for dollar cost averaging transfers will be automatically transferred to the Sub-Accounts according to the Owner's current dollar cost averaging instructions.

            The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

            If you select the SecurePay rider, you may allocate your Purchase Payments to a DCA Fixed Account; however, you must make transfers from the DCA Fixed Account in accordance with the rider's Allocation Guidelines and Restrictions. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            Portfolio Rebalancing.

            Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

            You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions. (See ”DEATH BENEFIT – Payment of the Death Benefit.”)

            There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

            Surrenders and Partial Surrenders

            At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. Federal and state income taxes may apply to a full or partial surrender (including withdrawals made under the SecurePay rider), and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL Taxation of Partial and Full Surrenders.") A surrender value may be available under certain Annuity Options. (See "ANNUITY PAYMENTS — Annuity Options.") In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "SUSPENSION OR DELAY IN PAYMENTS."). A full or partial surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

            Full Surrender

            At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

            Partial Surrender

            At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000 (or $2,000 for Qualified Contracts). If you request a partial surrender that would reduce your Contract Value below $5,000 (or $2,000 if you own a Qualified Contract), then we will consider your request to be not in Good Order and we will notify you that we will not process your request. Throughout this Prospectus we may refer to a partial surrender of your Contract Value as a "withdrawal" from your Contract. Please note that if you select the SecurePay rider special withdrawal rules apply, especially on or after the Benefit Election Date. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

            You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

            We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

            You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Option(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

            Signature Guarantees

            Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

            Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

            An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

            A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

            Surrender Value

            The surrender value of any surrender or partial surrender request is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. The amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn less any premium tax (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See "CHARGES AND DEDUCTIONS — Surrender Charge (Contingent Deferred Sales Charge).") We will determine the surrender value as of the end of the Valuation Period during which we receive in "good order" your Written Notice or facsimile requesting surrender and your Contract at our Administrative Office. A surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

            Cancellation of Accumulation Units

            Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

            Surrender and Partial Surrender Restrictions

            The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

            There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of:

              contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
              earnings on those contributions; and
              earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

            These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

            In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

            Partial Automatic Withdrawals

            Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have:

              made an initial Purchase Payment of at least $5,000; or
              a Contract Value as of the previous Contract Anniversary of at least $5,000.

            The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments.") There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders.")

            When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "penalty-free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Partial automatic withdrawals will be taken pro-rata from the Allocation Option in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

            If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the partial automatic withdrawal plan.

            There is no charge for the partial automatic withdrawal plan. If you select the SecurePay rider under your Contract, any partial automatic withdrawal plan in effect will terminate on the Benefit Election Date. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.") We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you.

            THE GUARANTEED ACCOUNT

            The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

            The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts may not be available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account and any DCA Fixed Accounts are available in your Contract.

            From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free 1-800-456-6330.

            Our General Account

            The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Fixed Account.

            The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Fixed Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits or the SecurePay rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

            We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

            Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

            You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

            The Fixed Account

            You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. If you elect the SecurePay rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.") Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

            The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

            The DCA Fixed Accounts

            DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

            The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Purchase Payment to that DCA Fixed Account. In Oregon, only your initial Purchase Payment may be allocated to a DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

            Guaranteed Account Value

            Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

              Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
              any persistency reward allocated to the Guaranteed Account; plus interest credited to the Guaranteed Account; minus
              amounts transferred out of the Guaranteed Account, including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

            For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

            DEATH BENEFIT

            If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

            We will determine the death benefit as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. If we receive Due Proof of Death of the Owner after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

            The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

            Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

            Payment of the Death Benefit

            The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.

            If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire Contract Value must be distributed under one of the following options:

              the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or, the entire Contract Value must be distributed within 5 years of the Owner's death.

            If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

            If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject the investment performance of the underlying Funds, and may increase or decrease in value.

            Automatic Transfers Upon the Death of the Owner. In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the dollar cost averaging and portfolio rebalancing programs, subject to the requirements governing those programs described in this Prospectus. Any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner's death, may elect to participate in the portfolio rebalancing program, subject to the requirements governing that program described in this Prospectus. See, "DEATH BENEFIT-Payment of the Death Benefit"

            Continuation of the Contract by a Surviving Spouse

            In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:

              the surviving spouse's age on the Contract Issue Date would not have prevented her or his purchase of the Contract on that date;
              the surviving spouse's age on either the Contract Issue Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and
              the Maximum Annuity Commencement Date on the requested continuation date is on or after the Annuity Commencement Date in effect on the deceased spouse's date of death, unless we agree otherwise.

            The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received Due Proof of Death of the Owner. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to option (1) or (2), described above under "Payment of the Death Benefit."

            A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

            The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner must surrender the Contract within 5 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death.

            U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

            If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

            Whether a Beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Guaranteed Lifetime Withdrawal Benefit riders. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.") If state law affords legal recognition to domestic partnerships or civil unions, the riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the riders. However, as described above, for federal tax law purposes such individuals are not treated as “spouses.” As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the riders’ benefit while the surviving Beneficiary is still alive.

            In addition, if the rider allows the surviving spouse of a deceased Owner who continues the Contract and becomes the new Owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased Owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.

            An individual who is a party to a civil union or a domestic partnership should not purchase a Guaranteed Lifetime Withdrawal Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Guaranteed Lifetime Withdrawal Benefit rider is suitable for his or her needs.

            Selecting a death benefit

            At the time you apply for your Contract, you must determine the type of death benefit you want. You may not change your selection after your Contract is issued. This Contract offers two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit.

            Contracts issued on or after May 1, 2009.  The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee (the CoverPay Fee), but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.")

            Contracts issued on or after July 1, 2005 but before May 1, 2009. You were allowed to select either: (1) the Return of Purchase Payments Death Benefit with the CoverPay Fee or the ValuPay Fee; or (2) the Maximum Anniversary Value Death Benefit with the CoverPay Fee. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.")

            Contracts issued before July 1, 2005. Only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for the death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee). (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.")

            Before choosing an optional death benefit and death benefit fee, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

            Return of Purchase Payments Death Benefit

            The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender (including a partial surrender made under the SecurePay rider); provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

            Suspension of Return of Purchase Payments Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value, regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period for Contracts issued before May 1, 2009. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and partial surrenders made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

            Maximum Anniversary Value Death Benefit (not available in contracts purchased before July 1, 2005).

            We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the deceased Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

              the Contract Value on that Contract Anniversary; plus
              all Purchase Payments since that Contract Anniversary; minus an adjustment for each partial surrender (including a partial surrender made under the SecurePay rider) since that Contract Anniversary.

            The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

            The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

            It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

            Suspension of Maximum Anniversary Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and partial surrenders made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

            Death Benefit Fee

            We assess a fee for the Maximum Anniversary Value Death Benefit (and, for Contracts issued before May 1, 2009, the Return of Purchase Payments Death Benefit). If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. If you selected the Return of Purchase Payments Death Benefit before May 1, 2009, you elected either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. (Contracts issued before July 1, 2005 elected either an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee)). You cannot change your election after your Contract is issued. Each type of fee is assessed on a monthly basis. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.") It is possible that a death benefit fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.")

            Escheatment of Death Benefit

            Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

            GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION

            If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge ("SecurePay Fee") an optional guaranteed lifetime withdrawal benefit rider (the "SecurePay rider"). The SecurePay rider is not available with Contracts purchased before May 1, 2007.

            In general, the SecurePay rider guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance, provided you comply with the terms and conditions applicable to the rider. Withdrawals from your Contract before the Benefit Election Date, and Excess Withdrawals on or after the Benefit Election Date, reduce the Benefit Base. (For more information regarding the effect of Withdrawals and Excess Withdrawals on the Benefit Base, see "Calculating the Benefit Base Before the Benefit Election Date" and "Calculating the Benefit Base On or After the Benefit Election Date.") In order to maintain your SecurePay rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. SecurePay also provides for potential increases in the Benefit Base each Contract Anniversary during a specified period, even if your Contract Value has not increased.

            Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of Rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

            You may purchase the SecurePay rider when you purchase your Contract, or at a later date under our RightTime option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay Rider." Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under the rider are subject to our financial strength and claims-paying ability.

            Depending on when you purchased your Contract, you may choose between two versions of the SecurePay rider: the basic SecurePay Rider or the SecurePay Rider with the SecurePay Advantage Benefit.

              The basic SecurePay rider is available with Contracts purchased on or after May 1, 2007. Your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.
              The SecurePay rider with the SecurePay Advantage Benefit is available for an increased SecurePay Fee with Contracts purchased on or after May 1, 2009. Like the basic SecurePay rider, the SecurePay Advantage Benefit provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. However, the SecurePay Advantage Benefit also provides for potential increases in the Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

            Once the SecurePay rider is purchased and issued, you may not select a different version of the rider. All of the terms and conditions of the SecurePay rider apply to each version of the rider, other than as noted. The primary distinctions between the two versions of the SecurePay rider are the manner in which the Benefit Base is recalculated on each Contract Anniversary before the Benefit Election Date, the Maximum Withdrawal Percentage, and the SecurePay Fee, as follows:

	Basic SecurePay	SecurePay with SecurePay Advantage Benefit
Potential Increase in Benefit Base on each Contract Anniversary Before Benefit Election Date	Greater of: (1) current Benefit Base; or (2) SecurePay Anniversary Value (current Contract Value minus any Purchase Payments made two or more years after Rider Effective Date)

            Greatest of: (1) current Benefit Base; (2) SecurePay Anniversary Value; or (3) SecurePay Roll-up Value (current Benefit Base plus 5.0% of Benefit Base on previous Contract Anniversary, reduced proportionately for partial surrenders)

Maximum Withdrawal Percentage	4.5% (two Covered Persons) 5.0% (single Covered Person)

            4.5% (two Covered Persons age* 59-1/2 through 74)

            5.0% (single Covered Persons age 59-1/2 through 74)

            5.5% (two Covered Persons age* 75 and older)

            6.0% (single Covered Persons age 75 and older)

            * Age of (Younger) Covered Person(s) on Benefit Election Date

SecurePay Fee	0.95% maximum, 0.80% current (at time of Contract purchase) 0.95% maximum, 0.90% current (purchase under RightTime option)	1.40% maximum, 1.10% current (at time of Contract purchase) 1.60% maximum, 1.20% current (purchase under RightTime option)

            Special Note Regarding the Availability of the SecurePay R72 Benefit: Effective May 1, 2009, the SecurePay R72 Benefit is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay R72 Benefit, please see APPENDIX F: THE SECUREPAY R72 BENEFIT (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

            SecurePay does not guarantee Contract Value or the performance of any Investment Option.

            Important Considerations

              If you purchase SecurePay, your options for allocating Purchase Payments and Contract Value are restricted in accordance with our "Allocation Guidelines and Restrictions (described below)."
              You may not make any additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
              Any Purchase Payments received before March 1, 2016, and more than two years after the date the SecurePay rider is issued (the "Rider Effective Date") are not included in the calculation of the Benefit Base (described below).
              Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees.
              You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage) is age 59-1/2 or older.
              On the Benefit Election Date, we will cancel any existing partial automatic withdrawal plan that you have established.
              The SecurePay rider may not be available in all states, and we may otherwise limit its availability.

            The ways to purchase SecurePay, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

            You should not purchase SecurePay if:

              you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or
              you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or
              there is a significant age disparity between the two Covered Persons; or
              you do not expect to take SecurePay Withdrawals (especially before the age of 95).

            Appendix E demonstrates the operation of the SecurePay rider (with and without the SecurePay Advantage Benefit) using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay suits your needs.

            Purchasing the Optional SecurePay Rider

            You may purchase the SecurePay rider (with or without SecurePay Advantage) when you purchase your Contract. Or, if the rider is still available for sale, you may exercise the RightTime option to add it to your Contract at any time prior to the Annuity Commencement Date, provided you satisfy the minimum and maximum age requirements for SecurePay or SecurePay Advantage.

            If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued.

            Age Requirements for Purchasing the SecurePay Riders. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant. The following age requirements apply whether or not the rider is purchased under the RightTime option:

              Minimum Age Requirements. For Contracts purchased before May 1, 2011: for the SecurePay rider by itself, there is no minimum issue age; for the SecurePay rider with the Advantage Benefit, the younger Owner must be age 55 or older on the Rider Effective Date.

              For Contracts purchased on or after May 1, 2011: for the SecurePay rider (with or without SecurePay Advantage), the younger Owner must be age 60 or older on the Rider Effective Date.
              Maximum Age Requirements. The SecurePay rider is available prior to the Owner's (or older Owner's) 86th birthday.

            Important Considerations:

              You will begin paying the SecurePay Fee as of the Rider Effective Date, even if you do not begin taking SecurePay Withdrawals for many years.
              You may not cancel the SecurePay rider during the ten years following the Rider Effective Date.
              We do not refund any SecurePay Fees if the rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.
              You must comply with our Allocation Guidelines and Restrictions (described below) after the Rider Effective Date.
              Prior to the Benefit Election Date, you may take partial surrenders according to the terms of your Contract but partial surrenders will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.
              You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Partial surrenders taken before the Benefit Election Date are not SecurePay Withdrawals.
              Any Purchase Payments received before March 1, 2016, and more than two years after the Rider Issue Date or, on or after the Benefit Election Date, whichever comes first, do not increase the Benefit Base. See "Calculating the Benefit Base before the Benefit Election Date." On or after March 1, 2016, we do not accept Purchase Payments received two years or more after the Rider Issue Date. These restrictions could prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer sponsored retirement plan or an IRA. Accordingly, you should consider whether the rider is appropriate for you. (See "QUALIFIED RETIREMENT PLANS.")

            The timing of the SecurePay rider purchase could have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing the SecurePay rider early:

              We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Effective Date. This means that the earlier you purchase the SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Effective Date do not affect the Benefit Base.
              If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime option to purchase SecurePay after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.

            On the other hand, if you purchase SecurePay too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (described below), partial surrenders will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Purchase Payments made during the first two years following the Rider Effective Date will be included in the Benefit Base. Effective March 1, 2016, we do not accept any Purchase Payments two years or more after the Rider Issue Date.

            Please consult your sales representative to discuss the appropriate time for you to purchase the SecurePay rider.

            Allocation Guidelines and Restrictions

            In order to maintain the SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay rider.

            NOTE: The Allocation Guidelines and Restrictions are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay rider. The Allocation Guidelines and Restrictions are designed to reduce the overall volatility of your Contract Value. During rising markets, these Allocation Guidelines and Restrictions could cause Contract Value to rise less than would have been the case had you been invested in more aggressive investment strategies. Conversely, during declining markets, the Allocation Guidelines and Restrictions may help reduce losses that would otherwise have occurred had you been invested in more aggressive investment strategies. In these instances, your Contract Value may decline less than would have been the case had you not been invested in accordance with the Allocation Guidelines and Restrictions.

            There is no guarantee that the Allocation Guidelines and Restrictions can limit volatility in your Contract Value, and you may lose principal.

            To the extent that the Allocation Guidelines and Restrictions are successful in reducing overall volatility, we will benefit from a reduction of the risk arising from our guarantee obligations under the rider and we will have less risk to hedge under the rider than would be the case if Owners did not invest in accordance with the Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

            Specifically, in order to maintain the SecurePay rider, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below); or (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below). You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Fixed Account(s), provided that transfers from the DCA Fixed Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above.

            Allocation by Investment Category.  The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

            These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

            NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

            Allocation by Investment Category

Category 1	Category 2	Category 3
Minimum Allocation: 35%	Minimum Allocation: 0%	Minimum Allocation: 0%
Maximum Allocation: 100%	Maximum Allocation: 65%	Maximum Allocation: 30%
Fidelity VIP Investment Grade Bond	American Funds Asset Allocation Fund	Fidelity VIP Growth(1)
Franklin US Government Securities VIP	Fidelity VIP Contrafund	Fidelity VIP Mid Cap
Lord Abbett Bond-Debenture	Fidelity VIP Freedom Fund 2015(1)	Franklin Flex Cap Growth VIP
MFS® Total Return Bond	Franklin Income VIP	Franklin Small Cap Value VIP
Oppenheimer Government Money Fund/VA	MFS® Total Return	Franklin Small-Mid Cap Growth VIP
Oppenheimer Global Strategic Income	Fidelity VIP Equity Income(1)	Goldman Sachs VIT Growth Opportunities(2)
PIMCO Long-Term US Government	Fidelity VIP Freedom Funds 2020(1)	Goldman Sachs Mid Cap Value(2)
PIMCO Low Duration	Fidelity VIP Index 500	Goldman Sachs International Equity Insights(2)
PIMCO Real Return	Franklin Rising Dividends VIP	Goldman Sachs Small Cap Equity Insights(1)(2)
PIMCO Short-Term	Goldman Sachs Strategic Growth(2)	Legg Mason ClearBridge Variable Mid Cap
PIMCO Total Return	Goldman Sachs Large Cap Value(2)	Legg Mason ClearBridge Variable Small Cap Growth
Invesco VI Government Securities	Goldman Sachs US Equity Insights(1)(2)	Lord Abbett Growth Opportunities
Invesco VI Balanced Risk Allocation(3)	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities
Templeton Global Bond VIP	Lord Abbett Growth and Income	Lord Abbett Mid-Cap Stock
	Lord Abbett Classic Stock	MFS® Growth
	Lord Abbett Fundamental Equity	MFS® New Discovery
	MFS® Investors Growth Stock	MFS® Research
	MFS® Investors Trust	MFS® Utilities
	MFS® Value	Oppenheimer Capital Appreciation
	Franklin Mutual Shares VIP	Oppenheimer Global
	Oppenheimer Main Street	Oppenheimer Discovery Mid Cap Growth(1)
	Invesco VI Comstock	Royce Capital Micro-Cap
	Invesco VI Growth and Income	Royce Capital Small-Cap
	Invesco VI Equity and Income	Templeton Foreign VIP
Templeton Growth VIP
Invesco VI Mid Cap Growth
Invesco V.I. American Franchise(1)
Invesco VI International Growth(1)
Invesco VI American Value
VIF Global Real Estate Portfolio

            (1) Not available for Contracts purchased on or after November 2, 2009.

            (2) Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are only available to Contracts issued before May 1, 2008. Service Class shares of the Funds are available to Contracts issued on or after May 1, 2008.

            (3) Not available for Contracts purchased on or after May 1, 2011.

            The Benefit Allocation Model Portfolios.  Effective November 2, 2009, each of the Model Portfolios except the Aggressive Growth model will satisfy the SecurePay Rider's Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios".

            In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

            If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Fixed Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase the SecurePay rider under the RightTime option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay rider.

            Changes to the Allocation Guidelines and Restrictions.  For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with at least five business days prior written notice of any changes in classification of Investment Options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the Investment Options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider.

            With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

            If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

            Portfolio Rebalancing.  You must elect portfolio rebalancing if you select the SecurePay rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category Guidelines or a Benefit Allocation Model Portfolio, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Effective Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions.

            Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the SecurePay rider. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

            If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider (see below).

            Note: Changes to the Allocation Guidelines and Restrictions, to the frequency of portfolio rebalancing or to the composition of the Model Portfolios, when and if applied to your Contract Value allocations, may positively or negatively affect the overall performance of the affected Sub-Accounts.

            Prohibited Allocation Instructions.  If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals or partial surrenders, in a manner that is not consistent with the SecurePay Rider's Allocation Guidelines and Restrictions (a "Prohibited Allocation Instruction"), we will terminate your SecurePay rider. For example, if you are following the Allocation by Investment Category Guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value. If you are invested in one of the Model Portfolios satisfying the SecurePay rider's Allocation Guidelines and Restrictions, any transaction that causes the allocation of your Contract Value to deviate from the allocation in the Model Portfolios is a Prohibited Allocation Instruction, unless the allocation of your Contract Value following that transaction satisfies the Allocation by Investment Category restrictions.

            For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation Instruction includes:

              allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;
              directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
              transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
              deducting the proceeds of a withdrawal or partial surrender from an Allocation Option so that the allocation of your Contract Value following the withdrawal or surrender is inconsistent with the Allocation Guidelines and Restrictions; or
              terminating the rebalancing of your Contract Value.

            If we terminate your SecurePay rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. (See "Reinstating the SecurePay Rider Within 30 Days of Termination.")

            Special Note For SecurePay Riders Issued Before December 1, 2008. Effective December 1, 2008, we revised the Allocation Guidelines and Restrictions for the SecurePay rider. Prior to that date, in order to maintain the SecurePay rider, an Owner was required to allocate Purchase Payments and Contract Value in accordance with one of several specified asset allocation models developed for Protective by Mesirow Financial (the "Mesirow Model Portfolios"). If you had Contract Value in a Mesirow Model Portfolio on December 1, 2008, your Contract Value and any additional Purchase Payments you submit without allocation instructions will remain allocated in accordance with that Model until you request a change in your Contract allocation (e.g., by submitting a Purchase Payment with new allocation instructions or instructing us to transfer your Contract Value). Once you request a change, however, your new Contract allocation (and any future allocation instructions) must satisfy the Allocation Guidelines and Restrictions by either being invested in accordance with the Allocation by Investment Category guidelines or in accordance with one of the three currently eligible Benefit Allocation Model Portfolios. If it does not, we will consider your allocation to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider. Please note that if you are still invested in a Mesirow Model Portfolio and you terminate the rebalancing of your Contract Value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider.

            Beginning Your SecurePay Withdrawals

            You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

              Even though the SecurePay rider is in effect as of the Rider Effective Date and we begin the SecurePay Fee deductions on that date, any partial surrenders made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

            You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

              The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59-1/2 or older.
              All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.
              You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
              You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Effective Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.
              Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.
              Selecting the SecurePay Advantage Benefit may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay Advantage Benefit" below.

            Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

            Important Considerations

              All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender Charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Partial and Full Surrenders."
              All withdrawals, including SecurePay Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess the Surrender Charge on SecurePay Withdrawals, even when Surrender Charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a Surrender Charge on Excess Withdrawals. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Partial and Full Surrenders."

            The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.

              Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).
              Excess Withdrawals may result in a significantly lower AWA in the future.
              Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

            Determining the Amount of Your SecurePay Withdrawals

            The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in good order by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage". The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

              Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2009 (or later, subject to state approval):

                If you do not select the SecurePay Advantage Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%If you select the SecurePay Advantage Benefit, then we apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
Age of (Younger) Covered Person(s) on Benefit Election Date	Maximum Withdrawal Percentage
59-1/2 through 74 (SecurePay for two spouses)	4.5%
59-1/2 through 74 (SecurePay for one person)	5.0%
75 and older (SecurePay for two spouses)	5.5%
75 and older (SecurePay for one person)	6.0%

              Maximum Withdrawal Percentage for SecurePay Riders Purchased Before May 1, 2009:

              For hypothetical examples of the SecurePay rider issued before May 1, 2009 (without the SecurePay R72 Benefit) please see Appendix G in this prospectus.

                If you purchased a SecurePay rider by itself (without the SecurePay R72 Benefit), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after Rider Effective Date	If Benefit Election Date is 10 Years or More after Rider Effective Date
59-1/2 through 69 (SecurePay for two spouses)	4.5%	5.5%
59-1/2 through 69 (SecurePay for one person)	5.0%	6.0%
70 and older (SecurePay for two spouses)	5.5%	6.5%
70 and older (SecurePay for one person)	6.0%	7.0%

            SecurePay ME: Increased AWA for Certain Medical Conditions

            (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

            SecurePay ME may not be available in all states. We reserve the right to discontinue this benefit at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit.

            If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

            Note: The two-year waiting period for SecurePay ME begins on the Contract's Effective Date (not necessarily when you select the SecurePay rider). A new waiting period begins if ownership of the Contract changes.

            At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay rider and request SecurePay ME is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

            After receiving your application for SecurePay ME, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under SecurePay ME and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

            After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under the rider's Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA. If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish SecurePay ME, as described below.

            How to Apply for an Increased AWA.  You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and/or your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59-1/2 years old.

            If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

            If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

            Note: You may not apply for an increased AWA after the Benefit Election Date.

            In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay rider for Joint Coverage with the SecurePay Advantage Benefit is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person. The increased AWA will continue for the lives of both spouses.

            Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

            We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

            The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

            Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA.  We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

            SecurePay NH: Increased AWA Because of Confinement in Nursing Home

            (For contracts issued on or after May 1, 2008)

            (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

            If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NH (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay rider.

            What is SecurePay NH?

            If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

            Eligibility for SecurePay NH Benefits

            To qualify for the increased AWA under SecurePay NH, the Covered Person must:

              have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;
              (a) be currently confined to a Nursing Home, as defined below; (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and
              be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

            Ineligibility.  You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of a SecurePay rider, or you are confined to a nursing home during the year following your purchase of the Rider.

            Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

            Activities of Daily Living (ADL).

            Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

              Bathing — The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
              Continence — The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.
              Dressing — The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.
              Eating — The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.
              Toileting — The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
              Transferring — The ability to move into or out of a bed, chair or wheelchair.

            Severe Cognitive Impairment.  For purposes of determining eligibility for SecurePay NH, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

            Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

            Applying for Increased AWA under SecurePay NH

            Initial Application.  To apply for an increased AWA under SecurePay NH, you must submit an application certifying that the Covered Person meets the conditions for qualification under SecurePay NH. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

            The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

            Re-Certification of Eligibility.  Beginning with the second Contract Anniversary following the Qualification Date, you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before the re-certification is due.

            The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under SecurePay NH, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

            We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

            Determining Your Increased AWA under SecurePay NH

            Initial Qualifying Year.  Qualification for an increased AWA under SecurePay NH may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

            If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

            Example: Five Years ago, after turning age 75, Elisabeth elected the SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She now has a Maximum Withdrawal Percentage of 6%. Her AWA is $6,000 (6% * $100,000).

            In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $6,000. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $10,000 ($100,000 * 10%) and her remaining AWA for the current Contract Year is $4,000 ($10,000 – $6,000).

            If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

            Example: Five Years ago, after turning age 75, Elisabeth elected the SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She now has a Maximum Withdrawal Percentage of 6%. Her AWA is $6,000 (6% * $100,000).

            In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $6,000 and an Excess Withdrawal of $4,000. Her new Benefit Base after the Excess Withdrawal is $95,745 ($100,000 – $4,000 / $94,000 * $100,000). Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $94,745. Her new AWA is $9,575 ($95,745 * 10%) and her remaining AWA for the current Contract Year is $3,830 ((10% – 6%) * $95,745).

            Notice of Qualification.  We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

            Subsequent Contract Years.  In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

            Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after —

              you choose to apply your Annuity Value to an Annuity Option under the Contract;
              the Maximum Annuity Commencement Date under the Contract is reached; or
              the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Commencement Date is established.

            Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract has been annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH benefit. If you have already qualified for, and are receiving, an increased AWA under the SecurePay NH when the Contract is annuitized because the Maximum Annuity Commencement Date is reached or the Contract Value is reduced to zero, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, you will receive the increased payments for the life of the covered person(s). You will not need to re-certify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.

            Termination and Reinstatement of the SecurePay NH Benefit.  The SecurePay NH benefit terminates when your SecurePay rider terminates. The SecurePay rider terminates when the Contract is annuitized. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

            Tax Considerations for SecurePay NH.  The tax treatment of SecurePay NH is uncertain in several respects. Please see "FEDERAL TAX MATTERS, Tax Consequences of SecurePay Rider" and "Qualified Retirement Plans: SecurePay rider." If you are considering purchasing a Qualified Contract with SecurePay, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

            Selecting Your Coverage Option

            If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date the surviving spouse may exercise the RightTime option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay Advantage Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue unless declined.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon the death of the Covered Person following the Benefit Election Date.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of the older Owner, the surviving spouse may exercise the RightTime option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay Advantage Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

            Note: A change of Covered Persons after the Benefit Election Date will cause the SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. The Owner(s) may purchase a new SecurePay rider under the RightTime option without the normal five-year waiting period. See "Purchasing a New SecurePay Rider After Termination of the Prior SecurePay Rider."

            Changing Beneficiaries — Single Owner with Joint Life Coverage

            After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. In addition, whether a spouse continues the contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

            Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Effective Date and exercise the RightTime option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

            Calculating the Benefit Base Before the Benefit Election Date

            The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

            Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

            Note: Between May 1, 2008 and May 1, 2009, we offered the SecurePay R72 Benefit, which was designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. Effective May 1, 2009, the SecurePay R72 Benefit is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay R72 Benefit, please see APPENDIX F: SECUREPAY R72 BENEFIT (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

            On the Rider Effective Date, we will determine your initial Benefit Base. If you purchase the SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase the SecurePay rider after the Contract has been issued by exercising the RightTime option, the Benefit Base is initially equal to the Contract Value as of the Rider Effective Date.

            Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Effective Date. We reduce the Benefit Base for each partial surrender from the Contract prior to the Benefit Period in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

            Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

            On each Contract Anniversary following the Rider Effective Date, we will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after the Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the SecurePay Anniversary Value.

            On each Contract Anniversary, we may also increase the Benefit Base if you have selected the SecurePay rider with the SecurePay Advantage Benefit (as described below).

            SecurePay Advantage Benefit (Available On or After May 1, 2009)

            Under the SecurePay Advantage Benefit, we will recalculate your Benefit Base on each Contract Anniversary during a specified period (the "Roll-up Period") to equal the greatest of:

              the Benefit Base on that Contract Anniversary;
              the SecurePay Anniversary Value on that Contract Anniversary (as described above); or
              the SecurePay Roll-up Value, which is equal to:
                the most recently calculated Benefit Base prior to that Contract Anniversary; plus
                5.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary (the "roll-up" amount). This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

            If you purchase the rider when you purchase the Contract (not under RightTime) we will include Purchase Payments made within the first 120 days following the Contract Effective Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Effective Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any partial surrenders during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $7,500 (($50,000 + $100,000) x 5.0%).

            Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 5.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

            When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 5.0% to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

            Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

            On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 5.0% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), increased by any Purchase Payments made within 120 days of the Contract Effective Date and reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 5.0% of $100,000 = $5,000. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $500, the reduced "roll-up" amount is $4,500 ($5,000 – $500). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $4,500 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $94,500.

            We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

                the Benefit Base on that Contract Anniversary ($90,000);

                  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

                    the SecurePay Roll-up Value ($94,500).

                  We will set your Benefit Base equal to $94,500 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

                  Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders, the SecurePay Roll-up Value on the next Contract Anniversary would be $105,000 ($100,000 + $5,000 (the 5.0% "roll-up" amount)).

                  Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay Roll-up Value of $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).

                  The Roll-up Period begins on the Rider Effective Date and ends on the earliest of:

                    the next Valuation Day following the 10th Contract Anniversary after the Rider Effective Date;
                    the Benefit Election Date; or
                    the date the SecurePay rider terminates (see "Terminating the SecurePay Rider").

                  If the Roll-up Period ends, the SecurePay Advantage Benefit may not terminate. The SecurePay Advantage Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

                  Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

                  Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay Advantage Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay Advantage Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

                  Calculating the Benefit Base On or After the Benefit Election Date

                  We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

                  If you have selected the SecurePay Advantage Benefit, we will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

                  SecurePay Withdrawals

                  SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

                  If your Benefit Base increases on a Contract Anniversary, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

                  Important Consideration

                    SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

                  For example assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

                    We do not impose a Surrender Charge on any SecurePay Withdrawals.

                  Excess Withdrawals

                  During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

                  An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

                    If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.
                    If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

                  For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e. , your AWA is $5,000), your Contract Value is $110,000, and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 SecurePay Withdrawal (which means you have exceeded your AWA by $1,000), we will consider $2,000 of that withdrawal to be SecurePay and $1,000 to be Excess. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

                  However, if in the example above, your Contract Value is $70,000 then rule (b) applies. We determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

                  The examples above do not include the effect of any surrender charges that may be applicable.

                  We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a Surrender Charge to the Excess Withdrawal, if a Surrender Charge would otherwise be applicable.

                  Reduction of Contract Value to Zero

                  If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

                    We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;
                    we will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and
                    we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Commencement Date, your annuity payments will be made in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.")

                  Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, first, we will pay you a lump sum equal to such remaining AWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Commencement Date is established as described above and that are in the form of SecurePay Withdrawals as partial surrenders. We intend to treat any amounts that you receive after the Annuity Commencement Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

                  If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

                  Required Minimum Distributions

                  If SecurePay is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

                  After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

                  In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

                  In general, under the SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

                  Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

                  Benefit Available on Maximum Annuity Commencement Date (oldest Owner's or Annuitant's 95th Birthday)

                  The SecurePay rider will terminate on the Annuity Commencement Date whether or not you have begun your SecurePay Withdrawals. You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th Birthday ("Maximum Annuity Commencement Date").

                  If your SecurePay rider is in effect on the Maximum Annuity Commencement Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Commencement Date, your annuity payments will be made in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see ANNUITY PAYMENTS, Annuity Options.

                  SecurePay Fee

                  We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA account to Sub-Accounts in accordance with the rider's Allocation Guidelines and Restrictions before the fee is charged.

                  The SecurePay Fee will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature.

                  SecurePay riders issued on or after May 1, 2009 (or later, subject to state approval):

	Maximum	Current(1)
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	1.10%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTime option	1.60%	1.20%

                  (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

                  SecurePay riders issued before May 1, 2009:

	Maximum	Current(1)
Purchase of SecurePay Rider at time of Contract Purchase	0.95%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	1.10%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTime option	1.60%	1.20%

                  (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

                  We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the cost Protective Life incurs to mitigate the risks associated with offering the rider. We will not increase the SecurePay Fee above the maximum amounts, however.

                  If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase, which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay Rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay Advantage Benefit (or, if you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009), we will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the Roll-up Period. If you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009, however, we will not reset your Roll-up Period following an increase in your Benefit Base to equal the SecurePay Anniversary Value if you elect not to pay the increase in your SecurePay Fee. (See APPENDIX F: SECUREPAY R72 BENEFIT (NOT AVAILABLE ON OR AFTER MAY 1, 2009).)

                  Terminating the SecurePay Rider

                  The SecurePay rider will terminate upon the earliest of:

                    termination of the SecurePay rider by the Owner (permitted after the SecurePay rider has been in effect for at least ten years);
                    full surrender or termination of the Contract;
                    changing your designation of a Covered Person or Persons on or after the Benefit Election Date;
                    the Annuity Commencement Date;
                    noncompliance with the Allocation Guidelines and Restrictions.

                  Deduction of the monthly fee for the SecurePay rider ceases upon termination. If purchased, the SecurePay Advantage Benefit will terminate on the date the SecurePay rider terminates (if not sooner). See "SecurePay Advantage Benefit."

                  Continuing or Purchasing a SecurePay Rider When a Surviving Spouse Elects to Continue the Contract

                  Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit) less any Purchase Payments made two or more years after the Rider Issue Date, or (2) the current Benefit Base.

                  If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, the surviving spouse may also exercise the RightTime option immediately (if it is available at that time) and purchase a new SecurePay rider provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. We will waive the 5-year waiting period. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered person. The new SecurePay rider will be subject to the terms and conditions of the rider in effect at the time it is issued. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

                  If the SecurePay Benefit Election indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

                  Reinstating the SecurePay Rider Within 30 Days of Termination

                  If your SecurePay rider terminated due to a Prohibited Allocation Instruction (see "Allocation Guidelines and Restrictions") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

                  If termination occurred due to a Prohibited Allocation Instruction, your written reinstatement request must correct the previous Prohibited Allocation Instruction by either directing us to allocate your Contract Value in accordance with the rider's Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Effective Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination. In addition, if you purchased the SecurePay Advantage Benefit, we also will reinstate your SecurePay Advantage Benefit. (And, if you purchased a SecurePay rider before May 1, 2009 and you selected the SecurePay R72 Benefit, we also will reinstate your SecurePay R72 Benefit.)

                  Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

                  If your SecurePay rider has terminated, you may exercise the RightTime option and purchase a new SecurePay rider before the Annuity Commencement Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

                  If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

                    The initial Benefit Base will be equal to the Contract Value as of the new Rider Effective Date.
                    We will impose the current SecurePay Fee in effect on the new Rider Effective Date.

                  If you have selected the SecurePay Advantage Benefit with your new SecurePay rider, then when we calculate the AWA under the new SecurePay rider, we will base the Maximum Withdrawal Percentage on the age of the Covered Person (the younger Covered Person in the case of two Covered Persons) as of the new rider's Benefit Election Date.

                  Please note you may only purchase a new SecurePay rider with the SecurePay Advantage Benefit if this benefit was available on the date that you purchased your Contract.

                  Tax Consequences

                  Treatment of Civil Unions and Domestic Partners.  If state law affords legal recognition to domestic partnerships or civil unions, the rider will treat individuals who are in a bona fide civil union or a domestic partnership as married and spouses for purposes of the rider. However, as described above in "Continuation of the Contract by a Surviving Spouse," for federal tax purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the SecurePay rider benefit while the surviving Beneficiary is still alive. In addition, the Rider allows that the surviving spouse of a deceased Owner who continues the Contract and becomes the new Owner to either continue the SecurePay rider or purchase a new Rider (depending on the date of death and whether the Rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased Owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.

                  An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay rider is suitable for his or her needs.

                  Other Tax Matters.  For a discussion of other tax consequences specific to the SecurePay rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of SecurePay Rider" and "QUALIFIED RETIREMENT PLANS, SecurePay."

                  SUSPENSION OR DELAY IN PAYMENTS

                  Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

                    when the New York Stock Exchange is closed;
                    when trading on the New York Stock Exchange is restricted;
                    when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
                    when the SEC, by order, so permits for the protection of security holders; or
                    your premium check has not cleared your bank.

                  If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

                  We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

                  SUSPENSION OF CONTRACTS

                  If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

                  CHARGES AND DEDUCTIONS

                  Surrender Charge (Contingent Deferred Sales Charge)

                  General

                  We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a full or partial surrender before the Annuity Commencement Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "ANNUITY PAYMENTS, Annuity Commencement Date.") We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

                  In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

                  If you elect the SecurePay rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

                  Penalty-Free Withdrawal Amount

                  Each Contract Year you may withdraw a specified amount, called the "penalty-free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the penalty-free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the penalty-free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the penalty-free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the penalty-free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the penalty-free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "Taxation of Annuities in General, Taxation of Partial and Full Surrenders.")

                  If you elect the SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

                  Determining the Surrender Charge

                  We calculate the surrender charge by first allocating surrendered Contract Value in excess of any penalty-free withdrawal amount to Purchase Payments or portions of Purchase Payments not previously assessed with a surrender charge on a "first-in, first-out" (FIFO) basis. We then allocate any remaining surrendered Contract Value pro-rata to these Purchase Payments. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown below. If the surrendered Contract Value exceeds any penalty-free withdrawal amount and if no surrendered Contract Value was allocated to Purchase Payments, we determine the surrender charge on the surrendered Contract Value by applying the surrender charge percentage associated with the most recent Purchase Payment we accepted.

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge as Percentage of Amount Surrendered
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

                  Refer to Appendix B for an example of how the surrender charge is calculated.

                  We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

                  Waiver of Surrender Charges

                  We will waive any applicable surrender charge if, at any time after the first Contract Year:

                    you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or, you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state or operated pursuant to state law; and
                      qualified as a skilled nursing home facility under Medicare or Medicaid.

                  For Contracts purchased in the State of Texas, we will also waive surrender charges on these conditions during the first Contract Year.

                  The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.

                  Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provisions described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above.

                  It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.")

                  We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

                  We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract when there has been a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

                  We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "Qualified Retirement Plans.") During any Contract Year, the total amount of such partial surrenders will reduce the penalty-free withdrawal amount available on any subsequent partial surrender.

                  Mortality and Expense Risk Charge

                  To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.15% (1.10% for Contracts issued from May 1, 2009 through April 30, 2010 and 1.00% for Contracts issued before May 1, 2009) of the average daily net assets of the Variable Account attributable to your Contract.

                  The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

                  Administration Charge

                  We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

                  Death Benefit Fee

                  If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before May 1, 2009, the Return of Purchase Payments Death Benefit) we assess a death benefit fee to compensate us for the cost of providing this death benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your death benefit. We do not assess the death benefit fee after the Annuity Commencement Date.

                  If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. If you selected the Return of Purchase Payments Death Benefit on or after July 1, 2005 but before May 1, 2009, you elected either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. If you selected the Return of Purchase Payments Death Benefit before July 1, 2005, you elected either an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee). The asset-based fee is equal, on an annualized basis, to 0.15% of your Contract Value measured on each Monthly Anniversary Day. We collect this fee on each Monthly Anniversary Day through the Annuity Commencement Date whether or not the value of the death benefit is greater than the Contract Value on that anniversary. It is possible that a death benefit fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.")

                  CoverPay Fee

                  The CoverPay Fee is based on the value of the death benefit in your Contract on the day the fee is assessed. We begin assessing the CoverPay Fee on the first Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date.

                  Return of Purchase Payments Death Benefit  If you elected the Return of Purchase Payments Death Benefit before May 1, 2009, the CoverPay Fee is equal, on an annualized basis, to 0.10% of your death benefit value measured on each Monthly Anniversary Day. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Day is the greater of (1) your Contract Value or (2) your adjusted aggregate Purchase Payments on that day. (See "DEATH BENEFIT, Return of Purchase Payments Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $115,000, and your adjusted aggregate Purchase Payments equal only $100,000, the CoverPay Fee we deduct on that day will be based on the Contract Value of $115,000. Alternatively, if your Contract Value equals only $85,000, but your adjusted aggregate Purchase Payments equal $100,000, the CoverPay Fee we deduct on that day will be based on the adjusted aggregate Purchase Payments of $100,000.

                  Maximum Anniversary Value Death Benefit.  If you elect the Maximum Anniversary Value on or after May 1, 2009, the CoverPay Fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Day. If you elected the Maximum Anniversary Value Death Benefit before May 1, 2009, the CoverPay Fee is equal, on an annualized basis, to 0.30% of your annualized death benefit value measured on each Monthly Anniversary Day. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See "DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

                  ValuPay Fee

                  The ValuPay Fee (previously called the Net Amount at Risk Fee for Contracts purchased before July 1, 2005) is only available if you elected the Return of Purchase Payments Death Benefit before May 1, 2009. (See "DEATH BENEFIT, Return of Purchase Payments Death Benefit" for a description of the Return of Purchase Payment Death Benefit.) The ValuPay Fee is based on the Net Amount at Risk and the oldest Owner's age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which your adjusted Death Benefit exceed your Contract Value. There is no Net Amount at Risk when your Contract Value is equal to or greater than your adjusted Death Benefit. Whenever your Contract Value is lower than your adjusted Death Benefit, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

                  We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value is equal to or greater than your adjusted aggregate Purchase Payments.

                  The ValuPay fee is calculated by multiplying the Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of Net Amount at Risk by Owner's age. It also shows the cost factor expressed as an annualized percentage of the Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner's Age	Monthly Cost Factor Per $1,000 of Net Amount at Risk	Annualized Percentage of Monthly Net Amount at Risk
50 or less	$0.25034	0.30%
51-60	$0.50138	0.60%
61-65	$1.00554	1.20%
66-70	$1.47016	1.75%
71-75	$2.53505	3.00%
76-80	$3.82964	4.50%
81	$5.09893	5.95%
82	$5.71812	6.65%
83	$6.34158	7.35%
84	$6.96937	8.05%
85	$7.60156	8.75%
86	$8.37522	9.60%
87	$9.15558	10.45%
88	$9.94277	11.30%
89	$10.73689	12.15%
90	$11.53809	13.00%
91	$12.96964	14.50%
92	$14.42441	16.00%
93	$15.90318	17.50%
94	$17.40681	19.00%
95	$18.93618	20.50%

                  For example, if you are 78 years old on your 20th Monthly Anniversary Day, and on that day your Contract Value equals $115,000 while your adjusted aggregate Purchase Payments equal only $100,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $85,000, and your adjusted aggregate Purchase Payments equal $100,000, the Net Amount at Risk is $15,000 and we would deduct a ValuPay Fee of $57.45 (monthly cost factor of $3.82964 per $1,000 multiplied by 15).

                  SecurePay Fee

                  We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date.

                  The SecurePay Fee (as an annualized percentage of the Benefit Base on each Monthly Anniversary Day) will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature, as follows:

                  SecurePay riders issued on or after May 1, 2009 (or later, subject to state approval):

	Maximum	Current(1)
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	1.10%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTime option	1.60%	1.20%

                  (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

                  SecurePay riders issued before May 1, 2009:

	Maximum	Current(1)
Purchase of SecurePay Rider at time of Contract Purchase	0.95%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%
Purchase of SecurePay rider with SecurePay Advantage Benefit at time of Contract Purchase	1.40%	1.10%
Purchase of SecurePay rider with SecurePay Advantage Benefit under RightTime option	1.60%	1.20%

                  (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

                  We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the risks and costs Protective Life incurs to mitigate the risks associated with offering the rider. We will not increase the SecurePay Fee above the maximum amounts listed in the table above, however. If we increase your SecurePay Fee, we will give you at least 30 days' written notice prior to the increase, which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may then elect not to pay the increased SecurePay Fee, and your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay fee. See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION." If you purchased the SecurePay Advantage Benefit (or, if you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009), we will continue to calculate the SecurePay Roll-up Value, and will increase your Benefit Base by the amount of any increase in the SecurePay Roll-up Value for the remainder of the Roll-up Period. See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION." If you purchased the SecurePay rider with the SecurePay R72 Benefit before May 1, 2009, however, we will not reset your Roll-up Period following an increase in your Benefit Base to equal the SecurePay Anniversary Value if you elect not to pay the increase in your SecurePay Fee. See "APPENDIX F: SECUREPAY R72 BENEFIT (NOT AVAILABLE ON OR AFTER MAY 1, 2009)."

                  SecurePay Medical Evaluation Fee.  Under the SecurePay rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.")

                  Transfer Fee

                  Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

                  Contract Maintenance Fee

                  Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

                  Fund Expenses

                  The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

                  Premium Taxes

                  Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

                  Other Taxes

                  Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

                  Other Information

                    We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. (See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.)

                  ANNUITY PAYMENTS

                  Annuity Commencement Date

                  On the Effective Date, the Annuity Commencement Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Commencement Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose an Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Commencement Date. We will terminate the SecurePay rider if in effect on the Annuity Commencement Date. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.")

                  Changing the Annuity Commencement Date

                  The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

                  Annuity Value

                  The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value or that includes a bonus amount.

                  PrincipalBack Annuitization Benefit

                  For Contracts purchased before May 1, 2007, we offered a PrincipalBack Annuitization Benefit. For more information about the benefit in that class of Contracts, please see Appendix H.

                  PayStream Plus Annuitization Benefit

                  (not available in New Hampshire or Utah)

                  If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

                  Annuity Income Payments

                  On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

                  Fixed Income Payments

                  Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

                  Variable Income Payments

                  Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

                  A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "CHARGES AND DEDUCTIONS, Surrender Charge" section of this prospectus, but without regard to any penalty-free withdrawal amount that may have otherwise been available.

                  Annuity Units

                  On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

                  Determining the Amount of Variable Income Payments

                  We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

                  We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

                  The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

                    is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
                    is the Annuity Unit value for the preceding Valuation Period; and
                    is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

                  The AIR is equal to 5%.

                  If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

                  Refer to Appendix C for an explanation of the variable income payment calculation.

                  Exchange of Annuity Units

                  After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

                  Annuity Options

                  You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. We will send you a notice in advance of your Annuity Commencement Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

                  You may select from among the following Annuity Options:

                  Option A — Payments For a Certain Period:

                  We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

                  Option B — Life Income With Or Without A Certain Period:

                  Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made.

                  Additional Option:

                  You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

                  At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

                  Minimum Amounts

                  If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

                  Death of Annuitant or Owner After Annuity Commencement Date

                  In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

                  YIELDS AND TOTAL RETURNS

                  From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

                  Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the prospectuses for the Funds.)

                  Yields

                  The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

                  The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

                  Information regarding the current yield of the Oppenheimer Government Money Fund/VA as well as the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx under the “Non-Standardized (less than 1 year)” tab.

                  Total Returns

                  The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

                  Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

                  Standardized Average Annual Total Returns

                  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

                  When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

                  Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

                  Non-Standard Average Annual Total Returns

                  In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

                  Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

                  Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

                  Performance Comparisons

                  Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

                  Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

                  Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

                  Other Matters

                  Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

                  All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

                  FEDERAL TAX MATTERS

                  Introduction

                  The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus.

                  These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

                  This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

                  The Company's Tax Status

                  Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

                  TAXATION OF ANNUITIES IN GENERAL

                  Tax Deferral During Accumulation Period

                  Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

                    the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
                    the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
                    the Owner is an individual (or an individual is treated as the Owner for tax purposes).

                  Diversification Requirements

                  The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contract Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

                  Ownership Treatment

                  In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

                  The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

                  Nonnatural Owner

                  As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

                  In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

                    Contracts acquired by an estate of a decedent by reason of the death of the decedent;
                    Certain Qualified Contracts;
                    Contracts purchased by employers upon the termination of certain Qualified Plans;
                    Certain Contracts used in connection with structured settlement agreements; and
                    Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

                  Delayed Annuity Commencement Dates

                  If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

                  The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

                  Taxation of Partial and Full Surrenders

                  In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated for tax purposes as partial surrenders, not annuity payments. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

                  Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

                  Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to Surrender Charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will be treated as surrenders for federal income tax purposes.

                  As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit (and, for Contracts issued before May 1, 2009, the Return of Purchase Payments death benefit). Depending on the death benefit option and when the death benefit was elected, the fee may be assessed as a fee based on the Net Amount at Risk ("ValuPay Fee") or a death benefit-based fee ("CoverPay Fee"). The Company also assesses a fee for determining whether it will allow an increased annual amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

                  Taxation of Annuity Payments

                  Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

                  Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

                  There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

                  Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

                  Tax Consequences of SecurePay Rider

                  Withdrawals, pledges, or gifts.  In general, SecurePay Withdrawals are treated for tax purposes as partial surrenders. As described elsewhere, in the case of a partial surrender, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

                  Annuity Payments.  If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay Withdrawal, we will treat periodic payments made on or after the Annuity Commencement Date established under the SecurePay settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the SecurePay settlement, in which case all payments made on or after that date will be fully includable in income.

                  SecurePay NH.  The proper characterization for federal income tax purposes of SecurePay NH is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that SecurePay NH provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

                  Taxation of Death Benefit Proceeds

                  Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

                    if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or
                    if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

                  After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

                    if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
                    if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

                  Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

                  Assignments, Pledges, and Gratuitous Transfers

                  Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

                  Penalty Tax on Premature Distributions

                  Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g., withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

                    received on or after the Owner reaches age 59-1/2;
                    attributable to the Owner's becoming disabled (as defined in the tax law);
                    made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
                    made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
                    made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

                  Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

                  Aggregation of Contracts

                  In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

                  Exchanges of Annuity Contracts

                  We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit).

                  If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

                  You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

                  Medicare Hospital Insurance Tax on Certain Distributions

                  A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

                  Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

                  In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

                  QUALIFIED RETIREMENT PLANS

                  The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that additional Purchase Payments may be limited or not accepted. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

                  The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

                  In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the persistency reward, the PrincipalBack annuitization benefit, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

                  There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

                    received on or after the date the Owner reaches age 59-1/2;
                    received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
                    made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

                  These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

                  When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

                  Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

                  Individual Retirement Accounts and Annuities

                  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence.

                  Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

                  However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

                  Roth IRAs

                  Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

                  A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from (1) a non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

                  A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

                  IRA to IRA Rollovers and Transfers

                  A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

                  A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

                  If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

                  If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

                  A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.

                  Pension and Profit-Sharing Plans

                  Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

                  Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., fees that vary based on Contract values, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

                  Section 403(b) Annuity Contracts

                  Protective no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the Contracts as a "Section 403(b) annuity contract" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

                  Section 403(b) annuity contracts contain restrictions on withdrawals of:

                    contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
                    earnings on those contributions; and
                    earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

                  These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, died, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) Contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer or exchange some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

                  Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) contracts (including Section 403(b) annuity contracts and Section 403(b)(7) custodial accounts), subject to certain exceptions. In particular, a rollover to a Section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the Contract Owner, including current taxation of amounts that would otherwise be tax deferred.

                  In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity contract. A rollover, transfer, or exchange from your Section 403(b) annuity contract with Protective to another Section 403(b) contract may be made only if the other Section 403(b) annuity contract is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) contract, you should consult your tax advisor about the income tax consequences of the proposed transaction.

                  Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

                  Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

                  SecurePay

                  Protective offers for an additional charge the SecurePay rider, which is a guaranteed lifetime withdrawal benefit rider. As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a guaranteed lifetime withdrawal benefit such as the SecurePay rider. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a SecurePay rider because the purchase of a SecurePay rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether the SecurePay rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in the SecurePay rider coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another Investment Option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain types of Qualified Plans, such as a profit sharing plan under Code Section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the SecurePay rider is unclear. For example, it is unclear whether an election to receive benefits under the SecurePay rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with the Contract. There may be other aspects of the SecurePay rider that could affect a Qualified Plan's tax status which are not discussed here.

                  When the SecurePay rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

                  Direct Rollovers

                  If your Contract is used in connection with a pension, profit-sharing or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity contract, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity contract or custodial account or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

                  Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

                  FEDERAL INCOME TAX WITHHOLDING

                  In General

                  Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                  Nonresident Aliens and Foreign Corporations

                  The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

                  FATCA Withholding

                  In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor,type of payee and type of distributee or recipient.

                  GENERAL MATTERS

                  Error in Age or Gender

                  When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

                  If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

                  Incontestability

                  We will not contest the Contract.

                  Non-Participation

                  The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

                  Assignment or Transfer of a Contract

                  You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.")

                  Notice

                  All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

                  Modification

                  No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

                  Reports

                  At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

                  Settlement

                  Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

                  Receipt of Payment

                  If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

                  Protection of Proceeds

                  To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

                  Minimum Values

                  The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

                  Application of Law

                  The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

                  No Default

                  The Contract will not be in default if subsequent Purchase Payments are not made.

                  DISTRIBUTION OF THE CONTRACTS

                  We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority ("FINRA").

                  IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

                  We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts, but passed along this compensation directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2016	$73,696,998
December 31, 2017	$69,770,706
December 31, 2018	$63,025,419

                  We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

                  We no longer offer the Contracts, although we reserve the right to begin offering the Contracts at any time.

                  Selling Broker-Dealers

                  We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

                  Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules, including FINRA's non-cash compensation rules.

                  The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

                  Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

                  The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

                  In 2018, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Advisor Group, LPL Financial, Raymond James, Cetera Financial and Stifel in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $6,256 to $11,852,999 in total.

                  These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

                  We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

                  Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, PLC, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by PLC.

                  Inquiries

                  You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

                  CEFLI

                  Protective Life Insurance Company is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                  LEGAL PROCEEDINGS

                  Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract owners. In addition, we are the subject of a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

                  BUSINESS DISRUPTION AND CYBER-SECURITY RISKS

                  We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

                  VOTING RIGHTS

                  In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

                  The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

                  The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

                  It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

                  Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

                  FINANCIAL STATEMENTS

                  The audited statements of assets and liabilities of the Sub-Accounts of Protective Variable Annuity Separate Account as of December 31, 2018 and the related statements of operations and of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

                  The audited consolidated balance sheets for Protective Life as of December 31, 2018 and 2017 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the three years in the period ended December 31, 2018 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

                  STATEMENT OF ADDITIONAL INFORMATION

                  Table of Contents
Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

                  APPENDIX A

                  Example Of Death Benefit Calculations

                  Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner's death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender (including applicable surrender charges)	$25,000
10/1(yy+4)	Purchase Payment	$80,000

                  The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

                  Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that Due Proof of Death of the Owner was provided immediately, and no premium tax is applicable.

                  Return of Purchase Payments Death Benefit

                  The Return of Purchase Payments Death Benefit payable is the greater of:

                    Contract Value of $185,000 or,
                    aggregate Purchase Payments less an adjustment for each surrender(A), or $180,000 less $20,000 equals $160,000.

                  The death benefit payable is then $185,000.

                  (A) The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000 or $20,000.

                  Maximum Anniversary Value Death Benefit

                  The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see "Return of Purchase Payments Death Benefit," above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered(A), as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

                  The Maximum Anniversary Value Death Benefit is equal to the greatest of:

                    Contract Value of $185,000,
                    aggregate Purchase Payments less an adjustment for each surrender (see "Return of Purchase Payments Death Benefit," above), or $180,000 less $20,000 equals $160,000.
                    the greatest maximum anniversary value attained, or $190,000.

                  The death benefit payable is then $190,000.

                  (A) The adjustment for each surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

                  APPENDIX B

                  Example Of Surrender Charge Calculation

                  Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0.0%

                  Assume an initial Purchase Payment of $100,000 is made on the Effective Date, followed 5 years later by a subsequent Purchase Payment of $50,000. On the sixth Contract Anniversary, assume the Contract Value is $175,000.

                  During the seventh Contract Year, when the Contract Value has increased to $185,000, a partial surrender of $50,000 is requested. On the eighth Contract Anniversary, when the Contract Value is $200,000, a full surrender is requested. To start, the surrender charge can never exceed 9% of aggregate Purchase Payments, in this case, $13,500.

                  When the $50,000 partial surrender is requested, $25,000 represents earnings in the Contract and is available free of surrender charges. The remaining surrendered amount of $25,000 is allocated to the initial $100,000 Purchase Payment. Since 6 full years have elapsed since the initial Purchase Payment, a 2.0% surrender charge percentage will apply and the surrender charge is $25,000 times 2.0%, which equals $500.

                  From the $200,000 full surrender, $75,000 represents earnings in the Contract and is free of surrender charges. The remaining $125,000 is prorated to the Purchase Payments as follows:

                    $75,000 is allocated to the initial Purchase Payment
                    $50,000 is allocated to the subsequent Purchase Payment

                  Since 8 full years have elapsed since the initial Purchase Payment, a 0.0% surrender charge percentage will apply to $75,000.

                  Since 3 full years have elapsed since the subsequent Purchase Payment, a 5.0% surrender charge percentage will apply to $50,000.

                  The total surrender charge upon the full surrender is $2,500.

                  APPENDIX C

                  Explanation Of The Variable Income Payment Calculation

                  Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

                  There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

                  Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

                  The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

                  Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

                  Explanation Of The Commuted Value Calculation

                  A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 7 years of a Purchase Payment, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

                  APPENDIX D

                  Condensed Financial Information

                  Sub-Accounts

                  The date of inception of each of the Sub-Accounts available in the ProtectiveValues Variable Annuity Contract as follows:

March 14, 1994 —	Goldman Sachs Large Cap Value, Institutional Class
                  Goldman Sachs Small Cap Equity Insights, Institutional Class
                  Goldman Sachs International Equity Insights, Institutional Class
                  Goldman Sachs U.S. Equity Insights, Institutional Class
                  Oppenheimer Government Money Fund/VA

June 13, 1995 —	Goldman Sachs Strategic Growth, Institutional Class
October 2, 2000 —	Invesco V.I. American Value II
May 1, 2002 —	Lord Abbett Bond-Debenture, Value Class Lord Abbett Growth and Income, Value Class Lord Abbett Mid-Cap Stock, Value Class
June 2, 2003 —	Lord Abbett Calibrated Dividend Growth, Value Class
                  Lord Abbett Growth Opportunities, Value Class
                  MFS® Growth SS
                  MFS® Research SS
                  MFS® Investors Trust SS
                  MFS® VIT II Massachusetts Investors Growth Stock Portfolio SS(A)
                  MFS® Total Return SS
                  MFS® New Discovery SS
                  MFS® Utilities SS

June 2, 2003 —	Oppenheimer Discovery Mid Cap Growth SS
                  Oppenheimer Capital Appreciation SS
                  Oppenheimer Main Street SS
                  Oppenheimer Global Strategic Income SS
                  Oppenheimer Global SS
                  Invesco V.I. American Franchise II
                  Van Kampen LIT Enterprise II(B)
                  Invesco V.I. Comstock II
                  Invesco V.I. Growth and Income II

December 19, 2003 —	Invesco V.I. Government Securities II Invesco V.I. Equity and Income II Goldman Sachs Mid Cap Value, Institutional Class
May 1, 2006 —	Fidelity VIP Mid Cap-SC2
                  Fidelity VIP Growth-SC2
                  Fidelity VIP Equity-Income-SC2
                  Fidelity VIP Contrafund®-SC2
                  Fidelity VIP Investment Grade Bond-SC2
                  Fidelity VIP Index 500-SC2
                  Franklin Flex Cap Growth VIP-C2
                  Franklin Income VIP-C2
                  Franklin Mutual Shares VIP-C2
                  Franklin Rising Dividends VIP-C2
                  Franklin Small-Mid Cap Growth VIP-C2
                  Templeton Foreign VIP-C2
                  Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Fidelity VIP Freedom Fund — 2015 Maturity-SC2
                  Fidelity VIP Freedom Fund — 2020 Maturity-SC2
                  American Funds Asset Allocation - C2
                  Goldman Sachs Strategic Growth, Service Class
                  Goldman Sachs Large Cap Value, Service Class
                  Goldman Sachs International Equity Insights, Service Class
                  Goldman Sachs Small Cap Equity Insights, Service Class
                  Goldman Sachs U.S. Equity Insights, Service Class
                  Lord Abbett Classic Stock, Value Class
                  Lord Abbett International Opportunities, Value Class
                  Invesco V.I. International Growth II
                  VIF Global Real Estate Class II

November 2, 2009 —	Franklin Small Cap Value VIP-C2
                  Goldman Sachs Growth Opportunities, Service Class
                  Legg Mason ClearBridge Variable Mid Cap, Class II
                  Legg Mason ClearBridge Variable Small Cap Growth, Class II
                  Lord Abbett Fundamental Equity, Value Class
                  MFS® Total Return Bond SS
                  MFS® Value SS
                  PIMCO Long-Term US Government, Advisor Class
                  PIMCO Low Duration, Advisor Class
                  PIMCO Real Return, Advisor Class
                  PIMCO Short-Term, Advisor Class
                  PIMCO Total Return, Advisor Class
                  Royce Capital Micro-Cap, Service Class
                  Royce Capital Small-Cap, Service Class
                  Invesco V.I. Balanced Risk Allocation II
                  Invesco V.I. Mid Cap Growth II

May 1, 2010 —	Goldman Sachs Mid-Cap Value, Service Class

                  (A) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

                  (B) The Van Kampen LIT Enterprise II Portfolio was liquidated on April 24, 2009.

                  Accumulation Units

                  The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the ProtectiveValues Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the ProtectiveValues Variable Annuity. Only the class of Accumulation Units available in the ProtectiveValues Variable Annuity Contract are shown in the following tables. For charges associated with these classes of Accumulation Units, see "FEES AND EXPENSES, Periodic Fees and Charges," on page 5 of this Prospectus.

                  You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

                  The following table does not include Sub-Accounts that were not in operation as of December 31, 2018.

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	Contracts Issued 5/1/10 to present	Contracts Issued 5/1/09 to 4/30/10	Contracts Issued before 5/1/09	Contracts Issued 5/1/10 to present	Contracts Issued 5/1/09 to 4/30/10	Contracts Issued before 5/1/09
American Funds Asset Allocation Fund Class 2	2018	17.35	23.55	17.64	754,466	351,264	46,122
	2017	18.42	24.99	18.69	890,376	405,228	49,273
	2016	16.05	21.76	16.26	985,689	491,560	55,377
	2015	14.85	20.13	15.03	993,914	552,173	64,634
	2014	14.83	20.09	14.99	1,068,694	594,418	105,798
	2013	14.25	19.30	14.38	1,132,407	637,307	120,557
	2012	11.67	15.79	11.75	1,237,308	694,593	145,163
	2011	10.17	13.76	10.23	1,165,367	758,314	154,617
	2010	10.17	13.74	10.21	469,280	786,251	177,119
	2009	9.15	12.36	9.17	3,795	422,637	172,573
ClearBridge Variable Mid Cap II	2018	20.69	20.79	20.98	234,517	29,647	3,906
	2017	24.03	24.13	24.33	266,454	32,739	4,025
	2016	21.62	21.70	21.86	286,068	38,935	4,385
	2015	20.06	20.13	20.25	295,129	39,115	5,403
	2014	19.92	19.97	20.08	321,103	42,716	5,308
	2013	18.71	18.75	18.83	344,288	46,762	5,170
	2012	13.82	13.85	13.89	392,510	51,878	4,457
	2011	11.90	11.92	11.94	328,976	53,682	2,799
	2010	12.57	12.58	12.60	79,110	54,535	2,610
	2009	10.43	10.43	10.43	—	9,807	336
ClearBridge Variable Small Cap Growth II	2018	27.76	27.89	28.15	27,054	3,547	1,341
	2017	27.24	27.36	27.58	31,999	4,144	1,144
	2016	22.26	22.34	22.51	33,529	4,606	2,247
	2015	21.36	21.43	21.56	32,752	5,820	2,342
	2014	22.67	22.73	22.85	34,409	4,490	2,654
	2013	22.12	22.17	22.26	33,415	5,370	2,539
	2012	15.28	15.30	15.35	30,163	4,096	1,540
	2011	13.01	13.02	13.05	25,252	4,495	698
	2010	13.04	13.05	13.06	4,913	5,208	378
	2009	10.58	10.59	10.59	—	978	—
Fidelity Contrafund Portfolio SC2	2018	26.65	28.93	19.87	707,634	214,237	174,980
	2017	28.90	31.37	21.53	846,362	249,521	199,358
	2016	24.07	26.11	17.90	964,607	316,380	236,181
	2015	22.63	24.53	16.80	1,019,564	343,486	277,294
	2014	22.82	24.73	16.92	1,074,930	377,312	332,090
	2013	20.69	22.41	15.32	1,174,209	423,889	406,501
	2012	16.00	17.32	11.83	1,292,667	465,175	502,927
	2011	13.95	15.10	10.30	1,181,830	503,150	568,631
	2010	14.53	15.72	10.71	423,369	508,978	633,381
	2009	12.59	13.61	9.26	88,306	227,565	681,522
Fidelity Equity Income SC2	2018	19.08	26.41	16.34	2,917	23,023	7,204
	2017	21.13	29.23	18.06	3,169	25,597	9,327
	2016	18.99	26.26	16.21	4,203	33,513	10,303
	2015	16.34	22.58	13.93	5,273	41,751	11,614
	2014	17.28	23.87	14.70	5,300	45,787	14,984
	2013	16.13	22.27	13.70	5,762	53,254	18,339
	2012	12.78	17.63	10.84	7,947	60,901	19,363
	2011	11.05	15.25	9.36	6,350	67,652	22,593
	2010	11.12	15.33	9.41	7,178	68,729	26,475
	2009	9.80	13.50	8.28	9,794	49,004	30,634
Fidelity Freedom Fund - 2015 Maturity SC2	2018	14.33	19.09	14.57	—	10,143	—
	2017	15.32	20.40	15.55	—	10,725	—
	2016	13.52	17.99	13.70	—	11,334	—
	2015	12.96	17.24	13.12	—	12,046	1,290
	2014	13.19	17.54	13.33	—	4,674	1,279
	2013	12.79	17.00	12.90	762	4,966	1,269
	2012	11.35	15.08	11.43	763	5,630	1,260
	2011	10.27	13.64	10.33	763	5,637	1,644
	2010	10.46	13.87	10.50	764	5,615	2,614
	2009	9.39	12.45	9.41	—	5,596	2,583
Fidelity Freedom Fund - 2020 Maturity SC2	2018	14.35	20.50	14.58	1,624	6,090	—
	2017	15.47	22.10	15.70	1,624	6,786	—
	2016	13.47	19.23	13.65	1,624	7,247	—
	2015	12.89	18.40	13.05	—	7,491	—
	2014	13.12	18.71	13.25	—	9,591	211
	2013	12.70	18.10	12.81	7,959	9,885	390
	2012	11.12	15.85	11.20	7,945	10,308	10,227
	2011	9.96	14.18	10.02	7,947	10,728	10,230
	2010	10.21	14.54	10.26	7,938	10,380	10,239
	2009	9.05	12.87	9.07	1,434	4,736	10,258
Fidelity Growth Portfolio SC2	2018	27.13	35.87	23.53	3,014	2,194	3,716
	2017	27.59	36.46	23.90	3,187	2,277	3,849
	2016	20.72	27.37	17.92	3,500	4,458	2,625
	2015	20.87	27.55	18.02	3,495	3,929	5,189
	2014	19.77	26.09	17.04	3,665	4,066	9,564
	2013	18.03	23.78	15.52	4,637	4,715	10,010
	2012	13.43	17.70	11.54	5,858	5,432	11,591
	2011	11.89	15.66	10.20	7,610	5,110	16,727
	2010	12.04	15.85	10.32	7,791	5,430	12,982
	2009	9.84	12.96	8.42	5,864	3,004	14,686
Fidelity Index 500 Portfolio SC2	2018	24.40	31.08	21.25	109,321	26,958	34,141
	2017	25.94	33.02	22.55	123,048	29,452	40,948
	2016	21.63	27.53	18.78	126,140	33,022	46,564
	2015	19.63	24.97	17.02	112,126	40,332	55,393
	2014	19.67	25.00	17.03	108,374	35,678	63,302
	2013	17.58	22.34	15.20	93,092	25,028	84,977
	2012	13.50	17.14	11.65	99,278	24,726	99,965
	2011	11.82	15.00	10.19	104,921	21,764	123,132
	2010	11.76	14.92	10.12	58,622	21,551	135,364
	2009	10.38	13.16	8.92	30,259	9,937	152,458
Fidelity Investment Grade Bonds SC2	2018	14.09	13.45	14.26	1,097,790	527,612	69,284
	2017	14.38	13.72	14.54	1,217,567	584,564	79,697
	2016	14.00	13.36	14.13	1,183,627	630,383	85,541
	2015	13.57	12.94	13.68	1,191,389	698,866	100,299
	2014	13.86	13.21	13.95	1,224,474	744,481	98,667
	2013	13.29	12.66	13.35	1,220,044	751,956	98,036
	2012	13.74	13.08	13.79	1,162,787	705,816	116,525
	2011	13.17	12.54	13.20	975,494	697,255	137,275
	2010	12.46	11.86	12.47	329,351	731,449	156,226
	2009	11.74	11.16	11.72	49,754	411,180	172,558
Fidelity Mid Cap SC2	2018	28.04	25.64	18.57	870,567	176,047	51,359
	2017	33.31	30.46	22.03	1,004,197	203,612	61,212
	2016	27.99	25.57	18.48	1,157,086	259,227	74,005
	2015	25.32	23.13	16.69	1,224,348	293,722	84,658
	2014	26.06	23.79	17.16	1,337,684	323,327	107,830
	2013	24.89	22.71	16.36	1,435,216	348,491	123,349
	2012	18.55	16.92	12.18	1,632,888	397,589	139,946
	2011	16.40	14.95	10.75	1,322,601	406,350	159,562
	2010	18.63	16.97	12.19	356,750	401,987	163,839
	2009	14.67	13.36	9.59	23,457	168,804	163,310
Franklin Flex Cap Growth VIP CL 2	2018	19.75	27.74	20.13	142,381	29,974	6,782
	2017	19.39	27.22	19.74	190,017	39,847	7,881
	2016	15.47	21.70	15.72	218,871	50,937	10,299
	2015	16.13	22.62	16.37	225,075	55,189	11,648
	2014	15.65	21.94	15.86	241,755	61,230	13,639
	2013	14.94	20.93	15.11	261,244	65,727	19,019
	2012	11.00	15.40	11.12	284,133	74,426	18,627
	2011	10.20	14.27	10.29	267,550	75,556	17,701
	2010	10.85	15.17	10.92	69,981	77,014	18,876
	2009	9.45	13.22	9.51	5,360	40,370	14,421
Franklin Income VIP Class 2	2018	16.56	20.69	16.88	785,685	200,131	270,284
	2017	17.52	21.88	17.84	912,748	222,059	300,803
	2016	16.18	20.20	16.44	1,028,730	268,047	356,846
	2015	14.37	17.93	14.58	1,130,347	310,580	427,879
	2014	15.65	19.52	15.86	1,200,375	324,886	497,678
	2013	15.15	18.89	15.33	1,282,524	352,409	599,369
	2012	13.47	16.78	13.60	1,344,713	365,015	663,460
	2011	12.11	15.07	12.21	1,199,927	384,735	786,092
	2010	11.97	14.90	12.06	470,232	396,857	867,404
	2009	10.76	13.38	10.82	175,198	179,759	911,092
Franklin Mutual Shares VIP CL 2	2018	14.68	22.14	14.97	7,714,062	1,137,761	289,996
	2017	16.35	24.64	16.64	8,937,257	1,287,308	325,461
	2016	15.28	23.02	15.53	9,780,609	1,546,550	380,929
	2015	13.33	20.08	13.53	10,778,452	1,752,059	475,438
	2014	14.20	21.37	14.39	11,202,301	1,843,279	555,253
	2013	13.43	20.20	13.58	12,171,834	2,010,484	657,943
	2012	10.60	15.94	10.71	13,594,295	2,252,985	772,994
	2011	9.40	14.12	9.48	12,671,882	2,421,243	941,505
	2010	9.62	14.44	9.68	3,871,159	2,412,998	1,009,484
	2009	8.76	13.14	8.81	143,940	649,721	1,006,092
Franklin Rising Dividends VIP Class 2	2018	20.30	29.24	20.69	1,527,483	358,408	218,884
	2017	21.65	31.18	22.04	1,907,335	424,379	252,154
	2016	18.19	26.18	18.48	2,174,561	521,929	292,431
	2015	15.87	22.83	16.10	2,449,684	614,333	358,323
	2014	16.68	23.98	16.90	2,617,953	652,750	404,470
	2013	15.53	22.33	15.72	2,821,052	705,362	463,522
	2012	12.13	17.42	12.25	3,152,131	798,735	554,144
	2011	10.97	15.75	11.07	2,872,822	838,059	629,259
	2010	10.48	15.04	10.56	930,224	876,667	671,597
	2009	8.80	12.62	8.85	76,284	360,340	685,273
Franklin Small Cap Value VIP CL 2	2018	21.15	21.25	21.45	672,441	101,244	5,214
	2017	24.58	24.69	24.89	798,334	111,351	6,619
	2016	22.50	22.58	22.74	878,082	134,465	9,999
	2015	17.50	17.55	17.66	1,035,177	159,227	12,784
	2014	19.13	19.18	19.29	1,074,308	163,619	13,770
	2013	19.27	19.31	19.39	1,099,464	166,259	14,493
	2012	14.32	14.34	14.39	1,300,428	194,027	15,907
	2011	12.25	12.26	12.29	1,248,209	205,571	17,769
	2010	12.89	12.90	12.91	376,276	204,972	11,283
	2009	10.18	10.18	10.18	—	35,340	1,221
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2018	18.29	28.64	18.64	116,434	27,607	16,487
	2017	19.57	30.64	19.92	139,930	32,715	17,185
	2016	16.32	25.54	16.59	149,626	40,325	21,072
	2015	15.87	24.82	16.10	150,473	43,634	20,232
	2014	16.51	25.80	16.73	160,974	47,224	21,830
	2013	15.55	24.30	15.74	179,647	50,912	22,963
	2012	11.40	17.80	11.52	197,128	58,182	24,058
	2011	10.42	16.26	10.51	183,203	61,152	30,486
	2010	11.08	17.29	11.16	59,906	64,160	36,052
	2009	8.79	13.71	8.84	13,983	34,099	41,366
Franklin US Government Securities VIP CL 2	2018	11.88	10.63	12.10	6,811,113	1,701,005	272,726
	2017	11.99	10.72	12.19	7,693,972	1,852,764	300,818
	2016	11.98	10.70	12.16	7,594,957	1,968,421	304,763
	2015	12.06	10.76	12.22	7,922,665	2,106,835	338,016
	2014	12.15	10.84	12.29	8,443,356	2,272,515	382,141
	2013	11.90	10.61	12.02	8,507,652	2,328,849	411,897
	2012	12.33	10.99	12.43	7,823,514	2,166,956	412,421
	2011	12.25	10.92	12.34	6,417,744	2,156,754	435,280
	2010	11.74	10.46	11.81	2,116,257	2,194,517	458,840
	2009	11.29	10.05	11.34	99,311	599,394	469,276
Goldman Sachs International Equity Insights Fund SC	2018	9.14	16.21	9.29	134,338	27,802	426,898
	2017	11.10	19.66	11.26	140,532	27,560	449,188
	2016	8.90	15.77	9.02	157,798	37,949	533,531
	2015	9.28	16.43	9.39	159,754	38,338	570,360
	2014	9.33	16.50	9.42	160,017	41,009	626,028
	2013	10.23	18.10	10.32	150,241	38,132	639,437
	2012	8.38	14.80	8.44	157,235	42,256	732,036
	2011	7.02	12.40	7.06	157,441	45,801	768,805
	2010	8.37	14.79	8.41	52,142	44,285	737,162
	2009	7.70	13.60	7.72	18,324	23,763	713,989
Goldman Sachs Large Cap Value Fund SC	2018	13.93	22.38	14.16	1,821,601	91,501	331,771
	2017	15.45	24.82	15.68	2,089,504	105,035	370,354
	2016	14.28	22.92	14.47	2,278,585	130,272	414,177
	2015	13.00	20.85	13.15	2,439,681	147,680	485,359
	2014	13.79	22.12	13.94	2,629,462	155,215	542,041
	2013	12.40	19.88	12.51	2,969,603	181,488	623,465
	2012	9.45	15.14	9.52	3,415,322	210,226	732,975
	2011	8.05	12.89	8.10	3,257,268	231,894	836,498
	2010	8.79	14.07	8.83	882,814	213,469	833,082
	2009	8.03	12.84	8.05	16,093	110,936	810,232
Goldman Sachs Mid Cap Value SC	2018	16.82	16.90	17.05	1,001,712	22,609	4,981
	2017	19.08	19.15	19.30	1,162,489	25,785	5,603
	2016	17.43	17.49	17.61	1,257,226	28,743	5,892
	2015	15.58	15.62	15.72	1,321,133	28,173	8,162
	2014	17.44	17.48	17.56	1,357,160	21,810	7,673
	2013	15.59	15.62	15.68	1,521,784	22,442	7,793
	2012	11.91	11.92	11.96	1,753,317	19,723	4,193
	2011	10.20	10.21	10.23	1,623,444	19,666	1,202
	2010	11.06	11.07	11.07	441,792	11,384	1,248
Goldman Sachs Small Cap Equity Insights SC	2018	20.82	31.87	21.16	1,502	3,287	86,403
	2017	23.13	35.38	23.47	1,871	4,094	103,540
	2016	21.06	32.20	21.34	2,098	5,870	120,620
	2015	17.34	26.50	17.54	5,146	6,917	151,963
	2014	18.00	27.50	18.19	5,918	7,215	178,008
	2013	17.09	26.09	17.24	6,149	7,605	191,106
	2012	12.78	19.51	12.87	6,732	9,019	222,281
	2011	11.50	17.55	11.57	7,264	10,420	245,876
	2010	11.60	17.69	11.65	8,604	11,713	274,102
	2009	9.05	13.79	9.07	9,787	12,691	299,678
Goldman Sachs Strategic Growth SC	2018	21.47	31.82	21.82	1,083,916	104,358	21,284
	2017	22.03	32.64	22.36	1,407,409	129,832	25,311
	2016	17.11	25.34	17.34	1,670,645	166,735	28,872
	2015	17.04	25.22	17.24	1,748,161	178,884	33,737
	2014	16.73	24.75	16.90	1,963,407	202,164	41,111
	2013	14.94	22.09	15.07	2,245,455	231,527	43,827
	2012	11.46	16.94	11.55	2,495,096	254,809	43,257
	2011	9.70	14.33	9.76	2,482,492	277,336	45,402
	2010	10.12	14.93	10.16	843,285	272,232	46,262
	2009	9.27	13.68	9.29	1,353	66,991	46,522
Goldman Sachs US Equity Insights SC	2018	19.79	31.36	20.11	—	1,712	—
	2017	21.40	33.89	21.72	—	2,029	—
	2016	17.50	27.71	17.74	—	2,282	—
	2015	16.04	25.38	16.23	—	3,767	—
	2014	16.31	25.80	16.48	—	4,553	—
	2013	14.22	22.47	14.34	—	5,142	—
	2012	10.49	16.58	10.57	—	7,467	—
	2011	9.31	14.70	9.36	—	7,789	—
	2010	9.07	14.32	9.11	—	8,222	—
	2009	8.16	12.87	8.18	—	7,302	—
Goldman Sachs VIT Growth Opportunities SC	2018	22.80	22.91	23.12	1,286,368	19,994	4,256
	2017	24.14	24.24	24.44	1,619,357	23,607	4,010
	2016	19.26	19.33	19.47	1,894,106	27,362	5,496
	2015	19.23	19.29	19.41	1,967,925	28,061	6,914
	2014	20.54	20.60	20.70	2,103,054	29,120	7,616
	2013	18.72	18.76	18.84	2,355,938	33,641	10,278
	2012	14.34	14.37	14.41	2,740,786	38,860	12,370
	2011	12.16	12.17	12.20	2,789,138	46,387	21,624
	2010	12.82	12.83	12.85	826,520	35,528	9,376
	2009	10.88	10.88	10.88	—	2,890	954
Invesco VI American Franchise II	2018	9.95	32.37	10.25	4,112	3,866	33,675
	2017	10.48	34.09	10.79	4,491	4,061	34,882
	2016	8.35	27.17	8.59	4,845	4,930	39,709
	2015	8.29	26.95	8.51	5,877	6,087	43,440
	2014	8.02	26.04	8.22	14,954	6,854	58,132
	2013	7.50	24.37	7.68	16,074	7,835	80,593
	2012	5.44	17.64	5.55	20,216	8,636	96,390
	2011	4.85	15.75	4.95	24,999	8,682	130,628
	2010	5.25	17.02	5.35	28,933	11,658	149,577
	2009	4.45	14.41	4.52	35,297	10,036	169,456
Invesco VI American Value II	2018	19.64	19.73	19.91	48,949	8,580	2,182
	2017	22.82	22.92	23.11	54,320	8,887	2,680
	2016	21.07	21.15	21.30	63,092	9,761	3,586
	2015	18.52	18.58	18.69	62,291	10,646	3,602
	2014	20.69	20.74	20.85	58,602	10,350	1,894
	2013	19.14	19.18	19.26	47,932	10,282	2,525
	2012	14.47	14.49	14.54	47,175	9,048	1,884
	2011	12.52	12.53	12.56	41,491	9,517	1,713
	2010	12.57	12.58	12.59	9,483	8,451	913
	2009	10.42	10.42	10.42	—	—	—
Invesco VI Balanced Risk Allocation II	2018	14.28	14.35	14.48	143,482	34,114	22,538
	2017	15.51	15.57	15.70	145,381	34,604	22,248
	2016	14.30	14.35	14.45	154,906	41,873	23,429
	2015	12.98	13.02	13.10	152,665	47,118	26,606
	2014	13.75	13.79	13.86	150,043	46,267	25,178
	2013	13.17	13.20	13.26	104,409	50,361	7,702
	2012	13.15	13.17	13.22	62,520	22,788	10,392
	2011	12.04	12.05	12.08	57,568	20,573	9,526
Invesco VI Comstock II	2018	27.55	27.10	28.41	1,344,899	324,135	225,691
	2017	31.84	31.30	32.78	1,622,695	380,652	256,772
	2016	27.42	26.94	28.19	1,889,826	470,882	294,386
	2015	23.74	23.31	24.36	2,065,238	522,583	344,405
	2014	25.62	25.15	26.26	2,179,119	551,125	411,621
	2013	23.78	23.33	24.34	2,429,293	613,978	530,586
	2012	17.75	17.41	18.14	2,842,774	719,530	705,967
	2011	15.12	14.82	15.42	2,759,706	782,829	967,931
	2010	15.64	15.32	15.93	986,611	791,283	1,175,047
	2009	13.69	13.40	13.92	228,326	241,951	1,347,888
Invesco VI Equity and Income II	2018	23.37	21.37	23.93	909,006	322,734	205,554
	2017	26.22	23.96	26.81	1,027,410	355,858	235,110
	2016	23.97	21.89	24.47	1,139,755	426,371	270,688
	2015	21.14	19.29	21.54	1,231,194	465,964	315,297
	2014	21.97	20.05	22.36	1,279,899	495,729	384,692
	2013	20.45	18.65	20.79	1,408,536	543,669	474,209
	2012	16.59	15.12	16.83	1,522,612	592,016	611,516
	2011	14.94	13.61	15.14	1,409,575	627,595	830,973
	2010	15.33	13.96	15.51	537,229	648,869	1,040,166
	2009	13.86	12.61	14.00	269,655	214,613	1,188,151
Invesco VI Government Securities II	2018	10.40	10.45	10.53	100,013	112,893	669,681
	2017	10.51	10.54	10.61	110,212	126,820	727,860
	2016	10.46	10.49	10.55	123,662	140,623	732,900
	2015	10.49	10.51	10.56	111,026	150,403	838,203
	2014	10.61	10.63	10.67	107,516	163,829	964,774
	2013	10.34	10.36	10.39	111,882	169,691	1,039,720
	2012	10.78	10.79	10.81	125,810	165,848	1,024,815
	2011	10.68	10.69	10.69	124,125	166,097	1,123,313
Invesco VI Growth & Income II	2018	23.99	25.14	24.74	3,084,495	665,908	193,815
	2017	28.12	29.45	28.95	3,589,053	752,818	226,704
	2016	24.97	26.14	25.67	4,115,648	934,001	263,912
	2015	21.17	22.15	21.73	4,562,526	1,045,004	310,245
	2014	22.17	23.19	22.72	4,821,403	1,115,080	361,934
	2013	20.42	21.34	20.89	5,323,081	1,246,321	443,728
	2012	15.46	16.15	15.79	6,064,064	1,424,757	547,243
	2011	13.69	14.29	13.97	5,654,318	1,532,334	688,958
	2010	14.18	14.80	14.45	1,804,602	1,545,578	811,372
	2009	12.80	13.35	13.02	213,032	300,622	842,886
Invesco VI International Growth II	2018	11.01	11.05	11.14	—	79,177	11,709
	2017	13.15	13.19	13.28	—	84,147	17,122
	2016	10.85	10.88	10.94	811	102,855	18,107
	2015	11.06	11.09	11.14	811	113,262	20,739
	2014	11.50	11.53	11.57	811	118,812	21,994
	2013	11.64	11.66	11.69	2,575	127,720	19,971
	2012	9.93	9.94	9.95	2,983	137,977	17,808
	2011	8.72	8.73	8.73	3,325	145,031	22,074
Invesco VI Mid-Cap Growth II	2018	10.18	29.07	10.47	178,796	270,052	24,110
	2017	10.95	31.27	11.25	222,889	325,110	26,532
	2016	9.08	25.91	9.31	252,809	396,569	60,643
	2015	9.14	26.07	9.36	257,585	409,011	65,542
	2014	9.16	26.12	9.37	284,839	461,537	48,123
	2013	8.61	24.54	8.80	312,156	512,338	54,232
	2012	6.38	18.19	6.51	361,125	598,361	73,597
	2011	5.79	16.49	5.90	343,647	607,584	92,738
	2010	6.47	18.41	6.58	204,329	621,723	113,734
	2009	5.15	14.64	5.23	43,606	105,402	109,915
Lord Abbett Bond Debenture VC	2018	24.14	19.27	24.76	2,523,492	916,999	207,038
	2017	25.47	20.32	26.08	2,852,918	1,006,475	228,624
	2016	23.62	18.84	24.15	3,039,784	1,160,378	254,493
	2015	21.33	17.00	21.77	3,299,813	1,314,717	302,691
	2014	21.93	17.47	22.36	3,468,548	1,397,268	341,345
	2013	21.29	16.95	21.67	3,556,169	1,455,657	410,080
	2012	19.93	15.86	20.25	3,448,306	1,437,180	520,365
	2011	17.93	14.26	18.20	3,114,919	1,496,925	712,608
	2010	17.39	13.83	17.63	1,173,645	1,553,913	911,341
	2009	15.68	12.46	15.87	438,238	699,501	1,012,883
Lord Abbett Calibrated Dividend Growth VC	2018	30.18	26.46	30.90	72,283	72,334	92,422
	2017	32.06	28.10	32.78	87,787	82,711	110,273
	2016	27.26	23.87	27.82	109,290	102,176	126,544
	2015	23.98	20.99	24.44	123,400	122,322	149,727
	2014	24.81	21.71	25.25	133,659	127,417	193,697
	2013	22.52	19.70	22.89	163,311	142,681	260,796
	2012	17.83	15.59	18.09	178,823	159,882	330,882
	2011	16.06	14.03	16.27	182,591	168,960	447,542
	2010	16.23	14.17	16.41	125,975	174,015	534,606
	2009	14.32	12.50	14.46	119,031	95,262	621,512
Lord Abbett Classic Stock VC	2018	16.51	23.45	16.78	118,835	41,339	2,932
	2017	18.13	25.74	18.40	137,196	45,648	4,912
	2016	15.72	22.30	15.93	148,485	56,243	4,907
	2015	14.15	20.07	14.32	150,942	59,846	4,566
	2014	14.46	20.50	14.61	158,588	60,757	5,390
	2013	13.42	19.01	13.54	171,213	71,947	5,941
	2012	10.47	14.82	10.54	183,103	78,212	8,843
	2011	9.21	13.03	9.26	164,358	86,417	8,350
	2010	10.15	14.36	10.19	60,582	84,147	11,096
	2009	9.01	12.74	9.03	6,524	44,462	12,122
Lord Abbett Growth & Income VC	2018	19.87	24.44	20.37	312,912	201,517	251,632
	2017	21.90	26.93	22.43	371,166	231,334	275,391
	2016	19.56	24.04	20.00	441,330	282,291	304,851
	2015	16.91	20.78	17.27	501,589	324,672	351,775
	2014	17.63	21.65	17.97	593,728	357,123	421,506
	2013	16.58	20.35	16.88	718,847	395,770	546,257
	2012	12.36	15.16	12.56	840,673	467,240	709,407
	2011	11.16	13.69	11.33	869,240	483,545	1,030,583
	2010	12.04	14.75	12.20	617,920	492,237	1,291,609
	2009	10.38	12.72	10.50	543,152	180,843	1,443,680
Lord Abbett Growth Opportunities VC	2018	29.97	28.25	30.69	38,479	12,516	67,596
	2017	31.25	29.44	31.95	52,680	15,194	78,993
	2016	25.75	24.24	26.28	58,357	20,338	91,458
	2015	25.75	24.24	26.25	59,512	20,830	102,474
	2014	25.39	23.88	25.84	51,221	21,334	124,983
	2013	24.24	22.79	24.63	52,509	23,334	144,521
	2012	17.91	16.83	18.17	63,096	27,544	173,226
	2011	15.89	14.93	16.10	58,216	28,621	204,794
	2010	17.89	16.80	18.10	37,579	28,218	233,704
	2009	14.74	13.83	14.89	27,004	20,747	254,866
Lord Abbett International Opportunities VC	2018	12.48	23.30	12.69	136,243	55,556	127,771
	2017	16.56	30.89	16.81	142,372	57,345	126,050
	2016	12.05	22.46	12.21	151,663	71,884	157,379
	2015	12.74	23.75	12.89	148,103	80,507	174,275
	2014	11.61	21.63	11.73	152,534	88,434	204,722
	2013	12.48	23.23	12.59	139,795	94,212	210,604
	2012	9.60	17.86	9.67	147,377	104,872	248,437
	2011	8.07	15.01	8.12	132,180	110,926	268,770
	2010	9.70	18.03	9.74	65,363	106,464	271,296
	2009	8.10	15.05	8.12	6,925	37,669	278,897
Lord Abbett Mid Cap Stock VC	2018	20.36	24.33	20.88	120,778	34,828	249,283
	2017	24.27	28.99	24.86	132,403	37,843	277,423
	2016	23.01	27.47	23.52	146,331	40,149	302,552
	2015	20.02	23.88	20.43	167,682	45,173	352,627
	2014	21.07	25.12	21.47	202,203	49,556	416,672
	2013	19.13	22.80	19.47	251,299	57,129	512,322
	2012	14.86	17.71	15.11	291,256	68,072	680,005
	2011	13.14	15.65	13.33	313,828	71,524	865,844
	2010	13.86	16.50	14.05	300,327	77,574	1,068,618
	2009	11.19	13.31	11.32	313,164	44,765	1,229,430
Lord Abbett Series Fundamental Equity VC	2018	19.77	19.87	20.05	1,135,146	166,178	16,280
	2017	21.80	21.89	22.08	1,328,323	188,263	19,586
	2016	19.61	19.68	19.83	1,463,681	226,796	18,099
	2015	17.16	17.21	17.32	1,597,063	248,458	22,277
	2014	18.00	18.04	18.14	1,667,181	259,693	24,738
	2013	17.01	17.04	17.12	1,813,162	285,256	28,743
	2012	12.69	12.71	12.75	2,065,894	323,625	24,799
	2011	11.62	11.63	11.66	1,791,999	333,602	21,373
	2010	12.32	12.32	12.34	470,099	337,699	17,583
	2009	10.48	10.48	10.48	—	42,403	2,056
MFS Growth Series SC	2018	38.02	35.60	23.69	293,551	39,013	18,309
	2017	37.59	35.19	23.39	376,635	45,386	18,835
	2016	29.04	27.17	18.04	426,794	58,411	20,419
	2015	28.78	26.91	17.85	442,019	65,436	23,046
	2014	27.16	25.38	16.82	494,373	73,010	23,517
	2013	25.30	23.64	15.65	509,396	72,457	29,047
	2012	18.77	17.53	11.59	531,394	77,933	31,684
	2011	16.24	15.15	10.01	403,276	82,553	34,684
	2010	16.54	15.42	10.18	23,335	84,547	34,127
	2009	14.56	13.57	8.95	5,066	61,580	34,606
MFS Investors Trust Series - SC	2018	27.05	27.46	20.43	374,354	56,586	16,184
	2017	29.05	29.47	21.91	458,632	66,211	16,681
	2016	23.91	24.25	18.01	520,064	83,747	17,092
	2015	22.35	22.66	16.81	559,374	88,989	22,762
	2014	22.65	22.94	17.00	616,303	98,695	22,989
	2013	20.71	20.97	15.53	667,966	109,785	27,502
	2012	15.92	16.11	11.92	737,300	122,018	31,796
	2011	13.57	13.72	10.14	636,665	127,732	30,699
	2010	14.08	14.24	10.51	166,143	128,293	31,593
	2009	12.86	12.99	9.58	5,367	40,067	32,540
MFS New Discovery SC	2018	44.13	35.19	33.92	349,983	72,949	43,129
	2017	45.47	36.24	34.90	449,517	92,310	53,618
	2016	36.45	29.03	27.93	532,650	118,541	63,916
	2015	33.92	27.01	25.96	554,431	124,115	73,884
	2014	35.11	27.93	26.82	598,076	132,295	85,889
	2013	38.43	30.56	29.32	579,205	128,510	84,752
	2012	27.56	21.91	20.99	670,770	151,495	100,842
	2011	23.08	18.34	17.56	613,003	164,290	110,529
	2010	26.11	20.74	19.83	170,309	168,297	117,620
	2009	19.45	15.44	14.75	4,564	30,943	130,762
MFS Research SC	2018	28.76	29.48	21.74	25,013	5,122	3,304
	2017	30.53	31.29	23.05	33,077	7,221	4,648
	2016	25.12	25.73	18.94	37,359	9,482	4,924
	2015	23.45	24.01	17.65	36,511	9,572	4,948
	2014	23.62	24.17	17.75	45,068	10,837	5,686
	2013	21.76	22.25	16.33	45,735	11,386	9,120
	2012	16.69	17.06	12.51	48,118	11,077	6,756
	2011	14.46	14.77	10.82	34,880	13,508	7,644
	2010	14.74	15.05	11.01	15,817	12,708	6,654
	2009	12.91	13.18	9.63	3,912	6,038	4,085
MFS Total Return SC	2018	27.58	19.44	22.94	244,678	197,452	128,201
	2017	29.67	20.91	24.64	280,152	219,860	146,535
	2016	26.82	18.89	22.24	299,529	274,324	170,952
	2015	24.96	17.57	20.67	320,033	307,733	198,102
	2014	25.42	17.88	21.02	348,541	342,199	245,292
	2013	23.78	16.72	19.63	383,053	373,331	314,435
	2012	20.28	14.26	16.72	417,415	394,340	407,026
	2011	18.51	13.01	15.24	397,085	410,309	533,984
	2010	18.45	12.96	15.17	217,131	427,546	654,145
	2009	17.05	11.96	13.99	117,238	224,942	718,413
MFS Utilities SC	2018	38.92	24.77	35.75	161,907	63,562	10,411
	2017	39.10	24.87	35.85	195,853	71,102	14,658
	2016	34.58	21.99	31.66	223,848	88,753	15,822
	2015	31.48	20.01	28.78	247,853	98,908	19,426
	2014	37.40	23.76	34.14	246,879	99,256	23,847
	2013	33.67	21.38	30.69	277,406	112,941	25,131
	2012	28.36	18.00	25.81	305,601	126,262	28,931
	2011	25.37	16.09	23.05	278,026	130,116	33,041
	2010	24.12	15.29	21.89	103,205	141,305	39,867
	2009	21.52	13.64	19.50	11,598	49,466	41,433
MFS VIT II MA Investors Growth Stock Portfolio SC	2018	12.93	12.95	13.00	116,364	35,495	336,610
	2017	13.02	13.03	13.07	149,141	44,387	411,580
	2016	10.29	10.30	10.32	170,786	58,987	489,777
	2015	9.84	9.85	9.86	187,631	63,625	579,074
MFS VIT Total Return Bond Series SC	2018	12.13	12.19	12.30	11,332,738	1,988,558	91,022
	2017	12.45	12.50	12.61	12,817,562	2,157,342	100,647
	2016	12.10	12.14	12.23	12,893,453	2,295,813	111,299
	2015	11.78	11.82	11.89	13,822,210	2,477,052	115,603
	2014	12.00	12.03	12.09	14,744,196	2,663,303	132,097
	2013	11.50	11.53	11.58	15,068,077	2,707,047	154,426
	2012	11.80	11.82	11.86	13,767,037	2,495,595	149,523
	2011	11.16	11.18	11.20	11,864,244	2,514,647	133,134
	2010	10.62	10.62	10.64	3,666,043	2,528,043	69,526
	2009	10.03	10.03	10.03	—	276,258	5,728
MFS VIT Value SC	2018	21.18	21.28	21.48	3,625,648	653,365	41,731
	2017	23.93	24.03	24.23	4,253,038	741,081	47,341
	2016	20.65	20.72	20.88	4,839,723	896,182	57,479
	2015	18.38	18.44	18.55	5,378,360	1,001,102	66,349
	2014	18.79	18.84	18.93	5,883,534	1,104,859	76,374
	2013	17.26	17.30	17.37	6,467,672	1,221,388	89,022
	2012	12.89	12.91	12.95	7,409,187	1,399,294	84,733
	2011	11.27	11.28	11.30	6,984,127	1,503,055	78,568
	2010	11.46	11.47	11.48	2,111,745	1,503,186	45,138
	2009	10.44	10.44	10.44	—	170,637	4,511
Morgan Stanley VIF Global Real Estate II	2018	12.39	22.70	12.60	75,998	6,194	4,628
	2017	13.67	25.03	13.87	89,832	7,801	4,253
	2016	12.62	23.09	12.79	92,342	8,192	4,563
	2015	12.39	22.66	12.54	93,719	8,655	5,070
	2014	12.73	23.26	12.86	90,475	8,574	4,375
	2013	11.32	20.68	11.42	91,123	11,130	5,624
	2012	11.17	20.39	11.25	92,326	10,667	7,079
	2011	8.70	15.89	8.75	81,206	11,497	7,109
	2010	9.81	17.90	9.85	17,268	12,280	9,218
	2009	8.12	14.81	8.14	3,781	3,744	6,988
Oppenheimer Capital Appreciation Fund/VA SC	2018	29.59	26.62	20.24	34,086	14,466	114,849
	2017	31.87	28.65	21.76	44,344	16,386	137,309
	2016	25.51	22.92	17.39	54,905	20,044	163,074
	2015	26.47	23.78	18.02	57,217	20,389	180,821
	2014	25.96	23.30	17.65	58,474	20,847	220,104
	2013	22.83	20.49	15.50	64,918	23,955	266,658
	2012	17.86	16.02	12.11	73,488	28,197	305,300
	2011	15.90	14.25	10.76	70,013	31,357	348,111
	2010	16.32	14.62	11.03	28,049	30,216	387,157
	2009	15.14	13.56	10.22	15,787	10,564	403,366
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	2018	26.11	32.69	17.88	325	2,296	1,210
	2017	28.22	35.32	19.30	337	2,584	1,149
	2016	22.24	27.83	15.19	349	2,927	2,877
	2015	22.06	27.59	15.05	353	3,729	3,508
	2014	21.01	26.26	14.31	499	3,203	2,608
	2013	20.16	25.19	13.71	478	3,168	3,427
	2012	15.05	18.80	10.22	1,938	3,763	3,599
	2011	13.12	16.38	8.90	2,627	3,810	7,574
	2010	13.18	16.44	8.92	2,133	4,701	8,816
	2009	10.49	13.08	7.09	2,537	3,261	9,701
Oppenheimer Global Strategic Income Fund/VA SC	2018	21.06	14.95	21.09	2,628,185	912,935	278,079
	2017	22.34	15.86	22.33	2,979,846	1,008,234	297,296
	2016	21.34	15.13	21.30	3,092,600	1,137,176	317,336
	2015	20.33	14.41	20.26	3,347,839	1,249,334	370,026
	2014	21.12	14.96	21.01	3,495,579	1,315,470	414,214
	2013	20.86	14.78	20.73	3,544,689	1,346,540	452,200
	2012	21.20	15.01	21.04	3,260,473	1,266,399	447,114
	2011	18.98	13.43	18.80	2,906,091	1,293,534	495,761
	2010	19.09	13.50	18.88	882,125	1,300,099	514,213
	2009	16.85	11.91	16.64	62,648	467,830	542,858
Oppenheimer Global VA/Service Class	2018	40.58	25.55	32.36	1,947,798	614,179	59,205
	2017	47.45	29.86	37.78	2,275,878	702,975	67,200
	2016	35.25	22.17	28.02	2,866,744	941,654	82,294
	2015	35.75	22.47	28.38	2,878,987	963,289	94,052
	2014	34.92	21.94	27.68	3,183,801	1,073,949	114,630
	2013	34.65	21.76	27.42	3,383,803	1,146,289	143,547
	2012	27.63	17.34	21.83	3,859,724	1,302,625	173,887
	2011	23.13	14.51	18.25	3,504,491	1,354,135	215,876
	2010	25.61	16.06	20.17	1,032,549	1,339,799	234,075
	2009	22.41	14.05	17.63	28,067	218,071	237,424
Oppenheimer Government Money Fund/VA	2018	1.29	9.07	1.11	4,877,869	147,480	784,782
	2017	1.29	9.06	1.11	5,785,904	180,024	877,623
	2016	1.30	9.13	1.12	6,005,723	266,252	1,045,970
	2015	1.31	9.24	1.13	5,257,750	200,126	1,077,544
	2014	1.33	9.35	1.14	4,725,568	189,846	558,895
	2013	1.35	9.46	1.16	4,896,572	240,465	954,333
	2012	1.36	9.58	1.17	5,740,037	145,861	1,279,717
	2011	1.38	9.69	1.18	3,903,069	123,480	1,755,712
	2010	1.40	9.81	1.20	1,933,506	45,163	1,524,398
	2009	1.42	9.92	1.21	1,735,915	5,708	1,700,668
Oppenheimer Main Street Fund/VA SC	2018	25.38	27.96	19.42	30,788	10,513	8,847
	2017	27.97	30.80	21.37	35,585	11,084	10,814
	2016	24.28	26.73	18.52	40,937	15,808	12,886
	2015	22.09	24.30	16.83	38,922	16,038	11,760
	2014	21.70	23.86	16.50	40,755	15,675	12,863
	2013	19.90	21.87	15.11	48,324	18,070	15,030
	2012	15.33	16.84	11.63	48,306	21,075	18,479
	2011	13.32	14.62	10.08	47,709	23,748	25,086
	2010	13.53	14.84	10.23	19,357	23,937	26,068
	2009	11.83	12.97	8.93	6,909	7,732	32,564
PIMCO VIT Long-Term US Government Advisor	2018	14.15	14.22	14.35	112,473	6,734	566
	2017	14.70	14.76	14.88	126,450	6,678	668
	2016	13.67	13.72	13.82	120,624	7,608	731
	2015	13.77	13.81	13.90	112,067	7,665	830
	2014	14.15	14.19	14.26	120,074	8,350	941
	2013	11.57	11.59	11.64	128,898	8,282	1,065
	2012	13.47	13.49	13.53	139,623	8,323	1,996
	2011	13.07	13.09	13.12	114,192	8,250	1,212
	2010	10.37	10.37	10.38	43,388	7,101	456
	2009	9.41	9.42	9.42	—	2,061	—
PIMCO VIT Low Duration Advisor	2018	10.47	10.52	10.62	746,203	97,308	25,546
	2017	10.58	10.62	10.71	804,079	105,871	23,010
	2016	10.58	10.62	10.70	799,098	115,832	27,056
	2015	10.58	10.61	10.68	801,844	117,960	38,236
	2014	10.69	10.72	10.77	837,690	121,944	40,509
	2013	10.74	10.77	10.81	849,973	123,931	49,256
	2012	10.90	10.92	10.96	748,746	127,995	35,133
	2011	10.44	10.45	10.48	607,196	117,278	50,478
	2010	10.47	10.47	10.49	197,010	88,283	14,299
	2009	10.08	10.08	10.08	—	6,050	778
PIMCO VIT Real Return Advisor	2018	11.42	11.47	11.58	3,265,955	495,580	33,057
	2017	11.84	11.89	11.99	3,620,967	537,878	35,453
	2016	11.58	11.62	11.70	3,634,282	586,032	37,384
	2015	11.15	11.19	11.26	3,854,318	620,133	47,115
	2014	11.62	11.65	11.71	3,908,279	636,343	53,042
	2013	11.43	11.45	11.50	3,974,348	635,594	56,564
	2012	12.76	12.78	12.82	3,440,373	544,815	45,298
	2011	11.89	11.91	11.93	2,956,368	550,682	39,720
	2010	10.80	10.80	10.82	827,198	581,614	13,997
	2009	10.12	10.12	10.13	—	77,494	3,036
PIMCO VIT Short-Term Advisor	2018	10.19	10.23	10.33	682,375	140,230	43,117
	2017	10.17	10.21	10.30	751,841	140,345	26,811
	2016	10.07	10.10	10.18	742,981	159,118	29,968
	2015	9.97	10.00	10.06	720,332	167,480	35,802
	2014	9.99	10.02	10.07	729,539	170,858	20,120
	2013	10.06	10.08	10.12	746,066	156,652	28,532
	2012	10.14	10.16	10.19	638,171	128,689	23,294
	2011	10.00	10.01	10.03	473,241	114,566	34,291
	2010	10.09	10.09	10.10	137,914	101,675	14,888
	2009	10.01	10.01	10.02	—	9,561	277
PIMCO VIT Total Return Advisor	2018	11.96	12.01	12.13	13,285,272	2,351,182	113,913
	2017	12.19	12.24	12.34	15,046,618	2,580,487	122,295
	2016	11.77	11.82	11.90	15,313,668	2,812,358	135,300
	2015	11.62	11.66	11.73	16,232,295	3,032,791	154,542
	2014	11.73	11.76	11.82	17,389,196	3,263,667	178,594
	2013	11.40	11.42	11.47	17,874,928	3,355,831	206,136
	2012	11.79	11.81	11.85	16,486,934	3,138,660	209,904
	2011	10.90	10.91	10.94	14,421,212	3,177,560	193,796
	2010	10.67	10.67	10.69	4,331,463	3,146,561	132,638
	2009	10.00	10.00	10.00	—	373,267	16,450
Royce Capital Fund Micro-Cap SC	2018	13.38	13.44	13.57	221,232	28,230	1,765
	2017	14.94	15.00	15.12	279,935	32,972	1,699
	2016	14.40	14.45	14.56	319,160	44,846	2,639
	2015	12.22	12.25	12.33	344,200	47,725	2,789
	2014	14.16	14.19	14.27	344,258	47,690	4,028
	2013	14.91	14.94	15.00	356,813	47,127	3,991
	2012	12.51	12.53	12.57	396,579	50,137	2,768
	2011	11.79	11.80	11.83	340,790	50,739	2,912
	2010	13.61	13.62	13.63	89,617	50,760	1,061
	2009	10.61	10.61	10.61	—	5,150	485
Royce Capital Fund Small-Cap SC	2018	16.89	16.97	17.13	1,229,850	179,064	14,168
	2017	18.70	18.77	18.93	1,472,758	210,184	15,876
	2016	18.01	18.08	18.21	1,567,321	248,399	15,810
	2015	15.13	15.18	15.28	1,672,488	264,096	20,496
	2014	17.41	17.45	17.55	1,676,819	265,236	19,411
	2013	17.13	17.16	17.24	1,765,728	282,863	20,116
	2012	12.90	12.92	12.96	2,003,086	318,299	16,530
	2011	11.64	11.66	11.68	1,743,991	329,620	11,614
	2010	12.22	12.23	12.25	467,114	333,555	9,425
	2009	10.29	10.29	10.30	—	44,296	2,392
Templeton Foreign VIP Fund Class 2	2018	11.32	15.75	11.54	1,863,539	174,227	272,167
	2017	13.56	18.86	13.80	2,070,244	184,222	283,836
	2016	11.76	16.36	11.96	2,310,279	224,409	329,702
	2015	11.11	15.45	11.28	2,394,626	251,149	366,682
	2014	12.04	16.72	12.20	2,333,700	253,167	384,212
	2013	13.72	19.04	13.88	2,248,300	239,342	399,164
	2012	11.29	15.67	11.41	2,440,661	261,326	459,215
	2011	9.67	13.42	9.76	2,185,180	263,412	508,225
	2010	10.96	15.19	11.04	653,899	244,829	519,818
	2009	10.24	14.19	10.30	62,422	84,355	505,645
Templeton Global Bond VIP Fund Class 2	2018	16.20	14.05	16.49	1,647,063	371,003	63,074
	2017	16.10	13.95	16.36	1,907,423	416,891	65,726
	2016	15.99	13.85	16.23	1,992,004	494,878	73,574
	2015	15.73	13.62	15.94	2,081,899	527,670	85,697
	2014	16.65	14.40	16.84	2,135,445	542,563	102,993
	2013	16.56	14.32	16.72	2,163,830	546,622	128,090
	2012	16.50	14.26	16.64	2,056,822	530,935	146,220
	2011	14.52	12.54	14.62	1,756,118	560,268	179,202
	2010	14.83	12.81	14.91	520,475	560,299	184,306
	2009	13.16	11.36	13.21	41,439	176,076	161,466
Templeton Growth VIP Fund (Fund 2)	2018	12.11	20.01	12.35	3,371,289	374,912	105,355
	2017	14.41	23.79	14.66	3,846,933	414,946	118,779
	2016	12.31	20.32	12.51	4,486,906	518,687	142,455
	2015	11.37	18.76	11.54	4,720,209	553,892	167,583
	2014	12.31	20.30	12.48	4,762,214	558,575	192,779
	2013	12.83	21.15	12.98	4,877,278	574,991	237,966
	2012	9.93	16.36	10.03	5,716,323	671,836	279,708
	2011	8.31	13.68	8.38	5,286,161	703,115	353,432
	2010	9.04	14.88	9.11	1,605,072	687,615	395,133
	2009	8.53	14.02	8.58	63,070	137,327	407,557

                  APPENDIX E

                  Example of SecurePay Rider With The SecurePay Advantage Benefit

                  For Contract Owners Who Purchased the Rider On or After May 1, 2009

                  The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay Advantage Benefit (the "SecurePay Rider") for Contract Owners who purchased the rider on or after May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

                  ASSUMPTIONS:

                    Joe, 60 years old on the Effective Date
                    Purchased the SecurePay Rider with the SecurePay Advantage Benefit at time of Contract Purchase and after May 1, 2009
                    Elected Single Life Coverage
                    Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                    Because Joe was 71 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage
Contract Year	End of Year Attained Age	Roll Up Percentage	Maximum Allowed Withdrawal Percentage	Purchase Payments	Actual Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	Highest Quarterly Value	SecurePay Roll-Up Value	End of Year Benefit Base
At issue	55			100,000	N/A	—	—	—	100,000	—	100,000(A)	100,000(A)
1	56	5%	N/A	50,000(B)	—	—	—	—	153,975	153,975	155,000(C)	155,000(D)
2	57	5%	N/A	—	—	—	—	—	161,676	161,676	162,750(E)	162,750(F)
3	58	5%	N/A	—	—	—	—	—	173,698	173,698	170,888(G)	173,698(H)
4	59	5%	N/A	—	—	—	—	—	176,543	176,543	182,383	182,383(I)
5	60	5%	N/A	—	—	—	—	—	185,796	185,796	191,502	191,502(J)
6	61	5%	5%	—	—	—	—	—	192,345	192,345	201,077	201,077(K)
7	62	5%	5%	—	—	—	—	—	235,765	235,765	211,131	235,765(L)
8	63	5%	5%	—	10,000(M)	—	—	—	228,630	228,630	237,179(N)	237,179(O)
9	64	5%	5%	—	—	—	—	—	249,675	249,675	249,038	249,675
10	65	5%	5%	—	—	—	—	—	265,498	265,498	262,159	265,498(P)
11	66	0%(Q)	5%	—	13,275	13,275(R)	—	—	256,438	256,438	262,159	265,498
12	67	0%	5%	—	13,275	13,275(R)	—	—	245,854	245,854	262,159	265,498
13	68	0%	5%	—	13,275	13,275(R)	—	—	243,965	243,965	262,159	265,498
14	69	0%	5%	—	5,000(S)	13,275(S)	8,275(S)	—	240,951	240,951	262,159	265,498
15	70	0%	5%	—	13,275	13,275(T)	—	—	236,710	236,710	262,159	265,498
16	71	0%	5%	—	13,275	13,275(T)	—	—	227,843	227,843	262,159	265,498
17	72	0%	5%	—	13,275	13,275(T)	—	—	201,496	201,496	262,159	265,498

                  (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

                  (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first). The new Benefit Base is $150,000.

                  (C) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $100,000).

                  (D) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $150,000, $153,975, and $155,000, respectively).

                  (E) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($155,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $155,000).

                  (F) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $155,000, $161,676, and $162,750, respectively).

                  (G) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($162,750) plus 5% of the Benefit Base on the previous contract anniversary (5% of $162,750).

                  (H) The SecurePay Roll-Up Value ($170,888) is compared to the Contract Value ($173,698).

                  (I) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $176,543.

                  (J) The SecurePay Roll-Up Value ($191,502) is compared to the Contract Value ($185,796).

                  (K) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $192,345.

                  (L) The SecurePay Roll-Up Value ($211,131) is compared to the SecurePay Anniversary Value ($235,765).

                  (M) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $225,885 ($235,765 x (1 - 4.2%)).

                  (N) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (5.0% * $235,765* (1 - 4.2%)) to $11,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($225,885 + $11,294 = $237,179).

                  (O) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary ($225,885), the SecurePay Anniversary Value ($228,630) and the SecurePay Roll-Up Value ($237,179).

                  (P) The recalculated Benefit Base is equal to the SecurePay Anniversary Value since it is higher than the SecurePay Roll-Up Value of ($262,159).

                  (Q) The Roll-Up Period stops after the Benefit Election Date.

                  (R) For the next three years, Joe takes the full Annual Withdrawal Amount ($13,275 = 5.0% * $265,498).

                  (S) In year 14, Joe only takes $5,000 of the available $13,275. Please note that the $8,275 is not carried over to the next year.

                  (T) For years 15-17, Joe takes the full Annual Withdrawal Amount of $13,275 (5.0% * $265,498).

                  Example of SecurePay Rider (without the SecurePay Advantage Benefit)

                  For Contract Owners Who Purchased the Rider On or After May 1, 2009

                  The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay Advantage Benefit for Contract Owners who purchased the rider on or after May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

                  ASSUMPTIONS:

                    Joe, 60 years old on the Effective Date
                    Purchased the SecurePay Rider at time of Contract Purchase and after May 1, 2009
                    Elected Single Life Coverage
                    Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                    He received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Actual Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	End of Year Benefit Base
At issue	100,000	N/A	—	—	—	100,000	100,000(A)
1	50,000(B)	—	—	—	—	153,975	153,975(C)
2	—	—	—	—	—	161,676	161,676(D)
3	—	—	—	—	—	173,698	173,698
4	—	—	—	—	—	176,543	176,543
5	—	—	—	—	—	185,796	185,796
6	—	—	—	—	—	192,345	192,345
7	—	—	—	—	—	228,976	228,976
8	—	10,000(E)	—	—	—	228,630	228,630(F)
9	—	—	—	—	—	249,675	249,675(G)
10	—	—	—	—	—	265,498	265,498(H)
11	—	13,275	13,275(I)	—	—	256,438	265,498(J)
12	—	13,275	13,275(I)	—	—	245,854	265,498
13	—	13,275	13,275(I)	—	—	243,965	265,498
14	—	5,000(K)	13,275(K)	8,275(K)	—	240,951	265,498
15	—	13,275	13,275(L)	—	—	236,710	265,498
16	—	13,275	13,275(L)	—	—	227,843	265,498
17	—	13,275	13,275(L)	—	—	201,496	265,498

                  (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

                  (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first). The new Benefit Base is $150,000.

                  (C) The Benefit Base is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

                  (D) The Benefit Base is compared to the Anniversary Value of $161,676. The Benefit Base steps up to $161,676.

                  (E) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $225,885 ($235,765 x (1 - 4.2%)).

                  (F) The Benefit Base is compared to the Anniversary Value of $228,630. The Benefit Base steps up to $228,630.

                  (G) The Benefit Base is compared to the Anniversary Value of $249,675. The Benefit Base steps up to $249,675.

                  (H) The Benefit Base is compared to the Anniversary Value of $265,498. The Benefit Base steps up to $265,498.

                  (I) For the next three years, Joe takes the full Annual Withdrawal Amount ($13,275 = 5.0% * $265,498).

                  (J) The Benefit Base is compared to the Anniversary Value of $256,438. The Benefit Base remains at $265,498 since the Anniversary Value is lower.

                  (K) In year 14, Joe only takes $5,000 of the available $13,275. Please note that the $8,275 is not carried over to the next year.

                  (L) For years 15-17, Joe takes the full Annual Withdrawal Amount of $13,275 (5.0% * $265,498).

                  APPENDIX F

                  The SecurePay R72 Benefit (Not Available On or After May 1, 2009)

                  If you purchased the SecurePay rider prior to May 1, 2009 and your Contract on or after May 1, 2008, we offered the rider by itself or, for an increased SecurePay Fee, with the optional SecurePay R72 Benefit that could be selected at the time you purchased the rider (but not after purchase).

                  As of May 1, 2009, the SecurePay R72 Benefit is no longer available with the purchase of the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option.

                  The following describes the SecurePay R72 Benefit for those Owners who purchased it with their SecurePay rider prior to May 1, 2009. If you selected the SecurePay R72 Benefit, you may not cancel it. This feature will terminate when your SecurePay rider terminates (if not sooner). All of the terms and conditions of the rider apply in addition to the specific terms and conditions of the benefit. Please see "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION" in the prospectus. For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this Prospectus.

                  SecurePay R72 Benefit (not available on or after May 1, 2009)

                  This benefit was designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

                  If you purchased the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

Age of (Younger) Covered Person(s) on Benefit Election Date	Maximum Withdrawal Percentage
59-1/2 through 74 (SecurePay for two spouses)	4.5%
59-1/2 through 74 (SecurePay for one person)	5.0%
75 and older (SecurePay for two spouses)	5.5%
75 and older (SecurePay for one person)	6.0%

                  Note: This means that if you selected the SecurePay R72 Benefit, then we will not increase your Maximum Withdrawal Percentage by 1%, even if 10 or more years elapse between the Benefit Election Date and the Rider Effective Date.

                  Under the SecurePay R72 Benefit, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

                    the Benefit Base on that Contract Anniversary;
                    the SecurePay Anniversary Value on that Contract Anniversary (as described above); or
                    the SecurePay Roll-up Value, which is equal to:
                      the most recently calculated Benefit Base prior to that Contract Anniversary; plus
                      7.2% of the Benefit Base on the previous Contract Anniversary (the "roll-up" amount), reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

                  Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

                  When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 7.2% to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

                  Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

                  On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

                  We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

                    the Benefit Base on that Contract Anniversary ($90,000);
                    the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or
                    the SecurePay Roll-up Value ($96,480)

                  We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

                  Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

                  Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

                  The Roll-up Period begins on the Rider Effective Date and ends on the earliest of:

                    the 10th Contract Anniversary following the later of: (a) the Rider Effective Date; or (b) the most recent date that we reset the Roll-up Period;
                    the Benefit Election Date; or
                    the date the SecurePay rider terminates (see "Terminating the SecurePay Rider").

                  If the Roll-up Period ends, the SecurePay R72 Benefit may not terminate. The SecurePay R72 Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

                  Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

                  Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

                  If at any time before the Benefit Election Date we increase the Benefit Base to equal the SecurePay Anniversary Value, we will reset the Roll-up Period. This is true even if the previous Roll-up Period has expired. We will reset the Roll-up Period for an additional ten years, although any reset will end on the Benefit Election Date (or upon termination of the SecurePay Rider).

                  Example: Assume you purchase a Contract on May 1, 2008. If you do not establish the Benefit Election Date during the next 10 years, the Roll-up Period would expire on May 1, 2018. If, however, at any time during the Roll-up Period we increase the Benefit Base to equal the SecurePay Anniversary Value, the Roll-up Period will be reset. In this example, if the Roll-up Period is reset on May 1, 2012, the new Roll-up Period would expire on May 1, 2022. Similarly, if you have still not established the Benefit Election Date and the Benefit Base is again increased to equal the SecurePay Anniversary Value on May 1, 2025, we would once again reset the Roll-up Period to begin on May 1, 2025 and expire on May 1, 2035.

                  In this example, because there is no Roll-up Period between May 1, 2022 and May 1, 2025, we would not include the SecurePay Roll-up Value in the calculation of the Benefit Base during this time.

                  APPENDIX G

                  Example of SecurePay Rider (without the SecurePay R72 Benefit)
                  For Contract Owners Who Purchased the Rider Before May 1, 2009

                  The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay R72 Benefit for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

                  ASSUMPTIONS:

                    Joe, 55 years old on the Effective Date
                    Purchased the SecurePay Rider at time of Contract Purchase and prior to May 1, 2009
                    Elected Single Life Coverage
                    Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                    Because the Benefit Election Date was 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 6% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Actual Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	End of Year Benefit Base
At issue	100,000	N/A	—	—	—	100,000	100,000(A)
1	50,000(B)	—	—	—	—	153,975	153,975(C)
2	—	—	—	—	—	161,676	161,676(D)
3	—	—	—	—	—	173,698	173,698
4	—	—	—	—	—	176,543	176,543
5	—	—	—	—	—	185,796	185,796
6	—	—	—	—	—	192,345	192,345
7	—	—	—	—	—	228,976	228,976
8	—	10,000(E)	—	—	—	228,630	228,630(F)
9	—	—	—	—	—	249,675	249,675(G)
10	—	—	—	—	—	265,498	265,498(H)
11	—	15,930	15,930(I)	—	—	256,438	265,498(H)
12	—	15,930	15,930(I)	—	—	245,854	265,498
13	—	15,930	15,930(I)	—	—	243,965	265,498
14	—	5,000(J)	15,930(J)	10,930(J)	—	240,951	265,498
15	—	15,930	15,930(K)	—	—	236,710	265,498
16	—	15,930	15,930(K)	—	—	227,843	265,498
17	—	15,930	15,930(K)	—	—	201,496	265,498

                  (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

                  (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first). The new Benefit Base is $150,000.

                  (C) The Benefit Base is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

                  (D) The Benefit Base is compared to the Anniversary Value of $161,676. The Benefit Base steps up to $161,676.

                  (E) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $225,885 ($235,765 x (1 - 4.2%)).

                  (F) The Benefit Base is compared to the Anniversary Value of $228,630. The Benefit Base steps up to $228,630.

                  (G) The Benefit Base is compared to the Anniversary Value of $249,675. The Benefit Base steps up to $249,675.

                  (H) The Benefit Base is compared to the Anniversary Value of $256,438. The Benefit Base remains at $265,498 since the Anniversary Value is lower.

                  (I) For the next three years, Joe takes the full Annual Withdrawal Amount ($15,930 = 6.0% * $265,498).

                  (J) In year 14, Joe only takes $5,000 of the available $15,930. Please note that the $10,930 is not carried over to the next year.

                  (K) For years 15-17, Joe takes the full Annual Withdrawal Amount of $15,930 (6.0% * $265,498).

                  APPENDIX H

                  Example of SecurePay Rider with the SecurePay R72 Benefit
                  For Contract Owners Who Purchased the Rider Before May 1, 2009

                  The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit ("SecurePay Rider") for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

                  ASSUMPTIONS:

                    Joe, 55 years old on the Effective Date
                    Purchased the SecurePay Rider with the SecurePay R72 Benefit at time of Contract Purchase and prior to May 1, 2009
                    Elected Single Life Coverage
                    Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                    Because Joe was 66 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Actual Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	SecurePay Roll-Up Value	End of Year Benefit Base
At issue	100,000	N/A	—	—	—	100,000	100,000(A)	100,000(A)
1	50,000(B)	—	—	—	—	153,975	157,200(C)	157,200(D)
2	—	—	—	—	—	161,676	168,518(E)	168,518(F)
3	—	—	—	—	—	173,698	180,652(G)	180,652(H)
4	—	—	—	—	—	176,543	193,659	193,659(I)
5	—	—	—	—	—	185,796	207,602	207,602(J)
6	—	—	—	—	—	192,345	222,549	222,549(K)
7	—	—	—	—	—	235,765	238,573	238,573
8	—	10,000(L)	—	—	—	228,630	245,033(M)	245,033(N)
9	—	—	—	—	—	249,675	262,675	262,675
10	—	—	—	—	—	265,498	281,588	281,588(O)
11	—	14,079	14,079(P)	—	—	256,438	N/A(Q)	281,588
12	—	14,079	14,079(P)	—	—	245,854	N/A	281,588
13	—	14,079	14,079(P)	—	—	243,965	N/A	281,588
14	—	5,000(R)	14,079(R)	9,079(R)	—	240,951	N/A	281,588
15	—	14,079	14,079(S)	—	—	236,710	N/A	281,588
16	—	14,079	14,079(S)	—	—	227,843	N/A	281,588
17	—	14,079	14,079(S)	—	—	201,496	N/A	281,588

                  (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

                  (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first). The new Benefit Base is $150,000.

                  (C) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $100,000).

                  (D) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $150,000, $153,975, and $157,200, respectively).

                  (E) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($157,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $157,200).

                  (F) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $157,200, $161,676, and $168,518, respectively).

                  (G) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($168,518) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $168,518).

                  (H) The SecurePay Roll-Up Value ($180,652) is compared to the Contract Value ($173,698).

                  (I) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $176,543.

                  (J) The SecurePay Roll-Up Value ($207,602) is compared to the Contract Value ($185,796).

                  (K) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $192,345.

                  (L) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $225,885 ($235,765 x (1 - 4.2%)).

                  (M) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (5.0% * $235,765* (1 - 4.2%)) to $11,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($225,885 + $11,294 = $245,033).

                  (N) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary ($225,885), the SecurePay Anniversary Value. ($228,630) and the SecurePay Roll-Up Value ($245,033).

                  (O) The recalculated Benefit Base is equal to the SecurePay Anniversary Value since it is higher than the SecurePay Roll-Up Value of ($281,588).

                  (P) For the next three years, Joe takes the full Annual Withdrawal Amount ($14,079 = 5.0% * $281,588).

                  (Q) The Roll-Up Period stops after the Benefit Election Date.

                  (R) In year 14, Joe only takes $5,000 of the available $14,079. Please note that the $9,079 is not carried over to the next year.

                  (S) For years 15-17, Joe takes the full Annual Withdrawal Amount of $14,079 (5.0% * $281,588).

                  APPENDIX I

                  PrincipalBack Annuitization Benefit
                  For Contracts Purchased Before May 1, 2007

                  If your Annuity Commencement Date is on or within 90 days after your 7th Contract Anniversary, and you elect to receive fixed income payments for either of the following payment periods, the total amount of the payments we make will not be less than your adjusted aggregate Purchase Payments. Under the PrincipalBack Annuitization Benefit, your Annuity Value is the greater of (i) the Contract Value on the Annuity Commencement Date, or (ii) your aggregate Purchase Payments less an adjustment for each partial surrender as of the Annuity Commencement Date, each reduced by any applicable fees, charges and premium tax. The adjustment for each partial surrender is the amount that reduces your aggregate Purchase Payments at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than your aggregate Purchase Payments at the time of the partial surrender, the adjustment will be larger than the amount surrendered.

                  You may elect PrincipalBack payments either (i) under Annuity Option A, with payments for a certain period of 10 years or more; or (ii) under Annuity Option B, with payments for life with an installment refund of Purchase Payments. If you elect PrincipalBack payments for life with an installment refund of Purchase Payments, the payments will be based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed to continue until the amount of the payments equals your adjusted aggregate Purchase Payments. We will stop making payments when the amount of the payments equals your adjusted aggregate Purchase Payments or when the Annuitant(s) dies, whichever is later.

                  If you would like to receive a free Statement of Additional Information for the Contracts offered under this Prospectus, please complete, tear off and return this form to Protective Life – Life and Annuity Division, Customer Service Center at the address shown on the front cover. If you would prefer an electronic copy, please include your email address below to receive a link to view and download the document.

                  Please send me a free copy of the Statement of Additional Information for the ProtectiveValues Variable Annuity.

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